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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1.	Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

December 31, 2020

Baron Funds®

Baron Select Funds

Annual Financial Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund (the “Funds”) for the year ended December 31, 2020. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 25, 2021	Linda S. Martinson Chairman, President and Chief Operating Officer February 25, 2021	Peggy Wong Treasurer and Chief Financial Officer February 25, 2021

This Annual Financial Report is for the following nine series of Baron Select Funds: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	148.56%	52.28%	37.04%	23.71%	16.40%
Baron Partners Fund — Institutional Shares[1,2,3,4]	149.18%	52.68%	37.40%	24.04%	16.52%
Baron Partners Fund — R6 Shares[1,2,3,4]	149.16%	52.68%	37.39%	24.04%	16.52%
Russell Midcap Growth Index[1]	35.59%	20.50%	18.66%	15.04%	10.85%
S&P 500 Index[1]	18.40%	14.18%	15.22%	13.88%	10.18%

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2020 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Total Investments
Tesla, Inc.	44.6%
CoStar Group, Inc.	9.4%
IDEXX Laboratories, Inc.	5.5%
Zillow Group, Inc.	5.2%
Vail Resorts, Inc.	3.6%
Arch Capital Group Ltd.	3.3%
FactSet Research Systems, Inc.	3.2%
Space Exploration Technologies Corp.	3.0%
Hyatt Hotels Corp.	3.0%
The Charles Schwab Corp.	2.9%

83.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2020, Baron Partners Fund1 increased 148.56%, outperforming the Russell Midcap Growth Index, which increased 35.59%.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. In addition, the Fund may be subject to risk associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

The past year was dominated by the COVID-19 pandemic, the resulting economic and social fallout, and the government response. The market continued the prior year’s rally uninterrupted until the peak in February, when news of the rapid and alarming spread of the virus plunged the market into an unprecedented decline until the trough in March. Then, encouraged by massive fiscal and monetary stimulus, stocks staged an equally unprecedented recovery through the end of the year. Growth companies outperformed, driven by lower interest rates and in many cases improving business fundamentals. The pandemic also proved to be a strong accelerant for companies engaged in modernization and digital transformation, many of which we are invested in.

At the sector level, Consumer Discretionary, Communication Services, Health Care, and Industrials contributed the most to performance. Financials and Real Estate detracted.

Tesla, Inc. was the top contributor. Shares of this manufacturer of electric vehicles, solar products, and energy storage solutions increased 743% on strong financial results, including profitability that exceeded market forecasts and strong growth across different geographies and vehicle programs. With reduced business model risks, the stock is benefiting from Tesla’s investments in growth as evidenced by its opportunities around Model Y and CyberTruck and its localization of manufacturing in China and Europe. Tesla also joined the S&P 500 Index, a meaningful milestone that expands the potential shareholder base.

As of December 31, 2020, 47.0% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund (Unaudited)	December 31, 2020

Arch Capital Group Ltd., a specialty insurance company, detracted the most. While the property & casualty insurance segments have been improving, economic-related headwinds in the mortgage business due to the pandemic pressured shares. Lender forbearance and high unemployment have resulted in higher mortgage delinquencies, which have depressed earnings due to Arch’s provision for credit losses even if these delinquencies do not ultimately result in cash losses. We continue to own the stock due to Arch’s strong management team and underwriting discipline.

While the current COVID-19 vaccine rollout holds the promise of an end in sight, we still have a way to go before we can confidently and safely put this pandemic in the rear view mirror. We think companies benefiting from the pandemic-driven acceleration of digital trends should continue to see strong growth as these trends play out. We also think business for other companies should bounce back vibrantly post-pandemic driven by pent-up demand. We continue to adhere to our traditional investment methodology while working hard to identify these long-term beneficiaries. We are optimistic that this approach will lead to continued strong performance for our portfolio.

December 31, 2020 (Unaudited)	Baron Focused Growth Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	122.21%	44.19%	30.70%	18.53%	14.54%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	122.75%	44.56%	31.03%	18.83%	14.68%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	122.78%	44.56%	31.04%	18.84%	14.68%
Russell 2500 Growth Index[1]	40.47%	19.91%	18.68%	15.00%	9.42%
S&P 500 Index[1]	18.40%	14.18%	15.22%	13.88%	9.32%

[1]

The Russell 2500™ Growth Index measures the performance of small- to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

Baron Focused Growth Fund (Unaudited)	December 31, 2020

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
Tesla, Inc.	38.4%
CoStar Group, Inc.	8.6%
Penn National Gaming, Inc.	7.8%
Vail Resorts, Inc.	5.6%
Hyatt Hotels Corp.	3.8%
FactSet Research Systems, Inc.	3.8%
Space Exploration Technologies Corp.	2.6%
Choice Hotels International, Inc.	2.5%
Iridium Communications Inc.	2.4%
Spotify Technology S.A.	2.4%

77.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-months ended December 31, 2020, Baron Focused Growth Fund1 appreciated 122.21%, outperforming the Russell 2500 Growth Index, which increased 40.47%.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy. In addition, the Fund may be subject to risk associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

The past year was dominated by the COVID-19 pandemic, the resulting economic and social fallout, and the government response. The market continued the prior year’s rally uninterrupted until the peak in February, when news of the rapid and alarming spread of the virus plunged the market into an unprecedented decline until the trough in March. Then, encouraged by massive fiscal and monetary stimulus, stocks staged an equally unprecedented recovery through the end of the year. Growth companies outperformed, driven by lower interest rates and in many cases improving business fundamentals. The pandemic also proved to be a strong accelerant for companies engaged in modernization and digital transformation, many of which we are invested in.

At the sector level, Consumer Discretionary, Industrials, and Information Technology contributed the most to performance. Health Care and Real Estate were slight detractors.

Tesla, Inc. was the top contributor. Shares of this manufacturer of electric vehicles, solar products, and energy storage solutions increased 743% on strong financial results, including profitability that exceeded market forecasts and strong growth across different geographies and vehicle programs. With reduced business model risks, the stock is benefiting from Tesla’s investments in growth as evidenced by its opportunities around Model Y and CyberTruck and its localization of manufacturing in China and Europe. Tesla also joined the S&P 500 Index, a meaningful milestone that expands the potential shareholder base.

As of December 31, 2020, 38.4% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

December 31, 2020 (Unaudited)	Baron Focused Growth Fund

Hyatt Hotels Corp. detracted the most. Shares of this global hotelier declined in concert with other travel-related companies due to the almost complete shutdown in travel due to the COVID-19 pandemic. The company has a strong balance sheet and liquidity profile with an unborrowed $1.5 billion credit facility and $900 million of cash on the balance sheet. We believe valuations remain attractive and the company ultimately will be less vulnerable to declines as 60% of the business is fee-based and 40% is owned.

While the current COVID-19 vaccine rollout holds the promise of an end in sight, we still have a way to go before we can confidently and safely put this pandemic in the rear view mirror. We think companies benefiting from the pandemic-driven acceleration of digital trends should continue to see strong growth as these trends play out. We also think business for other companies should bounce back vibrantly post-pandemic driven by pent-up demand. We continue to adhere to our traditional investment methodology while working hard to identify these long-term beneficiaries. We are optimistic that this approach will lead to continued strong performance for our portfolio.

Baron International Growth Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	30.52%	11.41%	13.88%	8.54%	12.43%
Baron International Growth Fund — Institutional Shares[1,2,3]	30.83%	11.70%	14.17%	8.82%	12.71%
Baron International Growth Fund — R6 Shares[1,2,3]	30.75%	11.67%	14.15%	8.81%	12.70%
MSCI ACWI ex USA Index[1]	10.65%	4.88%	8.93%	4.92%	8.08%
MSCI ACWI ex USA IMI Growth Index[1]	22.40%	9.74%	11.83%	6.94%	10.16%

^	Commencement of investment operations was January 2, 2009.

[1]

The MSCI ACWI ex USA Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. MSCI is a trademark of Russell Investment Group. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2020 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
BNP Paribas S.A.	2.4%
Credit Suisse Group AG	2.3%
argenx SE	2.1%
Zai Lab Limited	2.0%
S4 Capital plc	1.9%
FANUC Corp.	1.7%
Keyence Corporation	1.6%
Telefonaktiebolaget LM Ericsson	1.6%
Future plc	1.6%
Lloyds Banking Group plc	1.6%

18.8%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-months ended December 31, 2020, Baron International Growth Fund1 increased 30.52%, outperforming the MSCI ACWI ex USA Index, which increased 10.65%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The past year has been dominated by the COVID-19 pandemic, the resulting global shutdown, and the impact of both on equity markets. Early on in 2020, we witnessed the epoch of economic and market uncertainty while the year ended in a pinnacle of confidence and optimism. In November, news of multiple COVID-19 vaccines and the U.S. election results triggered a strong rally in global financial markets. Despite an alarming spike in cases, investors remained focused on the potential for a vaccine-driven return to economic and social normalcy. Fiscal support to bridge the gap to normalcy also boosted the markets.

On a country basis, China, the United Kingdom, and Japan contributed the most to performance. Brazil, Norway, and Italy detracted the most.

On a sector basis, Information Technology, Health Care, and Communication Services contributed the most. Financials and Energy detracted.

Zai Lab Limited contributed the most. Zai Lab is a China-based biotechnology company in-licensing drugs from developed countries to bring to the Chinese health care market that is still massively underdeveloped. Shares rose as Zai Lab benefited from its transition to a commercial stage company, with both Zejula and Optune launched or launching in cancer indications, and increased investor awareness of the future potential of a Chinese health care/biotechnology market.

Azul S.A. was the top detractor. Shares of this leading Brazilian airline declined sharply due to the pandemic, with airlines in Brazil grounding up to 90% of flights. We exited our position.

Looking forward, we believe the COVID-19 crisis has pushed global policymakers through the portal of “Modern Monetary Theory,” and that this development, concurrent with the transfer of policy/stimulus leadership to elected officials, suggests a sustainable period of dollar weakness and relative outperformance for international equities. Likely debt mutualization and the easing of fiscal constraints in Europe, in addition to the recent Brexit resolution, should further support the relative return potential of international equities. With relative valuations near historic lows, and the risk premium on non-dollar assets elevated after years of U.S. foreign policy aggression, we believe we have entered the early innings of a typical international relative bull market.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	43.85%	17.26%	15.67%	15.43%	16.40%
Baron Real Estate Fund — Institutional Shares[1,2]	44.28%	17.56%	15.97%	15.72%	16.70%
Baron Real Estate Fund — R6 Shares[1,2,3]	44.23%	17.57%	15.98%	15.73%	16.70%
MSCI USA IMI Extended Real Estate Index[1]	4.21%	6.60%	9.13%	10.53%	11.76%
MSCI US REIT Index[1]	(8.70)%	2.25%	3.51%	6.99%	8.67%

^	Commencement of investment operations was January 4, 2010.

[1]

The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. MSCI is a trademark of Russell Investment Group. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2020 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
Wynn Resorts Ltd.	4.9%
GDS Holdings Limited	4.7%
Penn National Gaming, Inc.	3.9%
Red Rock Resorts, Inc.	3.3%
Boyd Gaming Corporation	3.3%
American Tower Corp.	3.1%
Opendoor Technologies Inc.	3.0%
Equinix, Inc.	3.0%
Brookfield Asset Management, Inc.	2.9%
Las Vegas Sands Corporation	2.8%

34.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2020, Baron Real Estate Fund1 appreciated 43.85%, outperforming the MSCI USA IMI Extended Real Estate Index, which increased 4.21%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The past year was dominated by the COVID-19 pandemic, the resulting economic and social fallout, and the government response. After falling sharply on COVID-19-related fears in February and March, the market embarked on a remarkable rally that continued through to year end. REITs and real estate-related companies, however, lagged the broader market by a wide margin. Investor concerns that many tenants would not meet rent obligations, fears of a prolonged slowdown in commercial real estate business fundamentals, and balance sheet concerns as many REITs maintain relatively high leverage all pressured the sector. A dramatic turnaround in the wake of vaccine-related news in mid-November helped propel the Real Estate sector into positive territory for the full year.

Casinos & gaming operators, data centers, and building products/services contributed the most. Real estate operating companies detracted.

Penn National Gaming, Inc., a U.S. regional casino company that also owns a 36% stake in online sports betting company Barstool Sports, was the top contributor. Strong performance was driven by a quick recovery in revenue and margins at properties that have re-opened after shuttering early in the pandemic. The likely expansion of legalized online sports betting as state legislators look for new tax revenue sources to help reduce large budget deficits also boosted the share price.

Jones Lang LaSalle Incorporated was the top detractor. Jones Lang is a leading global provider of commercial real estate services. Weak performance was driven by concerns that near-term financial performance would be negatively impacted by the global slowdown in leasing and transaction activity. We retain conviction because of the company’s high-quality platform, scale advantages, and strong liquidity position.

The current vaccine rollout suggests an end to the pandemic is on the horizon. For the real estate market in particular, historically low interest rates should also help boost growth. We believe this is an opportune time to invest with active managers in real estate who have the flexibility to shift into growth areas while avoiding others facing a longer and more uncertain recovery. We also believe our philosophy of structuring a more inclusive and unique real estate fund – one that includes REITs but is more expansive, balanced, and diversified than a typical “REIT only” fund – is a compelling long-term strategy.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years	Five Years	10 Years and Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	28.87%	7.49%	12.58%	6.86%
Baron Emerging Markets Fund — Institutional Shares[1,2]	29.22%	7.78%	12.88%	7.13%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	29.29%	7.77%	12.89%	7.14%
MSCI EM Index[1]	18.31%	6.17%	12.81%	3.63%
MSCI EM IMI Growth Index[1]	30.75%	9.64%	15.08%	5.71%

^	Commencement of investment operations was January 3, 2011.

[1]

The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. MSCI is a trademark of Russell Investment Group. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031 unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2020 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
Samsung Electronics Co., Ltd.	4.7%
Tencent Holdings Limited	4.0%
Taiwan Semiconductor Manufacturing Company Ltd.	3.9%
Alibaba Group Holding Limited	3.7%
Zai Lab Limited	2.7%
Reliance Industries Limited	2.3%
Bajaj Finance Limited	2.2%
GDS Holdings Limited	1.8%
Midea Group Co., Ltd.	1.7%
Sberbank of Russia PJSC	1.6%

28.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-months ended December 31, 2020, Baron Emerging Markets Fund1 increased 28.87%, outperforming the MSCI EM Index, which increased 18.31%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The past year has been dominated by the COVID-19 pandemic, the resulting global shutdown, and the impact of both on equity markets. Early on in 2020, we witnessed the epoch of economic and market uncertainty while the year ended in a pinnacle of confidence and optimism. In November, news of multiple COVID-19 vaccines and the U.S. election results triggered a strong rally in global financial markets. Despite an alarming spike in cases, investors remained focused on the potential for a vaccine-driven return to economic and social normalcy. Fiscal support to bridge the gap to normalcy also boosted the emerging markets.

On a country basis, China, India, and Taiwan contributed the most to performance, while Brazil, South Africa, and Panama were the largest detractors.

On a sector basis, Information Technology, Health Care, and Consumer Discretionary contributed the most, while Financials, Energy, and Industrials detracted the most.

Zai Lab Limited contributed the most. Zai Lab is a China-based biotechnology company in-licensing drugs from developed countries to bring to the Chinese health care market that is still massively underdeveloped. Shares rose as Zai Lab benefited from its transition to a commercial stage company, with both Zejula and Optune launched or launching in cancer indications, and increased investor awareness of the future potential of a Chinese health care/biotechnology market.

Cogna Educacao SA was the top detractor. Cogna is a post-secondary company in Brazil offering on-site and distance learning programs for higher education as well as a smaller K-12 program. It has been a leader in its business with high Ministry of Education quality metrics for many years. However, the stock declined sharply after the company had to shut down its campuses due to the pandemic. We exited our position.

Looking forward, we believe the COVID-19 crisis has pushed global policymakers through the portal of “Modern Monetary Theory,” and that this development, concurrent with the transfer of policy/stimulus leadership to elected officials, suggests a sustainable period of dollar weakness and relative outperformance for emerging market (EM) equities. Multi-year catalysts from major reforms in countries such as India, China, and Brazil, as well as from China’s pivot to consumption and value-added economic development, and away from low-value manufacturing, infrastructure, and export-oriented activity, should further support the relative return potential of EM equities. With relative valuations near historic lows, and the risk premium on non-dollar assets elevated after years of U.S. foreign policy aggression, we believe we have entered the early innings of a typical EM relative bull market.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	79.01%	35.65%	29.85%	20.82%
Baron Global Advantage Fund — Institutional Shares[1,2]	79.43%	35.99%	30.14%	21.09%
Baron Global Advantage Fund — R6 Shares[1,2,3]	79.41%	35.99%	30.15%	21.09%
MSCI ACWI Index[1]	16.25%	10.06%	12.26%	10.29%
MSCI ACWI Growth Index[1]	33.60%	17.66%	16.94%	13.45%

†

The Fund’s 3- and 5-year historical performance was impacted by gains from IPOs and/or secondary offerings, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The MSCI ACWI Index and the MSCI ACWI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. MSCI is a trademark of Russell Investment Group. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2020 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
Amazon.com, Inc.	5.0%
Alibaba Group Holding Limited	4.7%
Alphabet Inc.	3.9%
RingCentral, Inc.	3.4%
GDS Holdings Limited	3.4%
Facebook, Inc.	3.3%
MercadoLibre, Inc.	3.1%
Acceleron Pharma Inc.	3.0%
Fiverr International Ltd.	2.6%
Opendoor Technologies Inc.	2.6%

35.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-months ended December 31, 2020, Baron Global Advantage Fund1 appreciated 79.01%, outperforming the MSCI ACWI Index, which increased 16.25%.

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities in the form of common stock of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The past year was dominated by the COVID-19 pandemic, the resulting economic and social fallout, and the government response. The markets continued the prior year’s rally uninterrupted until the peak in February, when news of the rapid and alarming global spread of the virus plunged stocks into an unprecedented decline until the trough in March. Then, encouraged by massive fiscal and monetary stimulus, stocks staged an equally unprecedented recovery through the end of the year. Growth companies outperformed, driven by lower interest rates and in many cases improving business fundamentals. The pandemic also proved to be a strong accelerant for companies engaged in modernization and digital transformation, many of which we are invested in.

On a country basis, the United States, China, and Israel contributed most to performance. India and the United Arab Emirates detracted the most.

On a sector basis, Information Technology, Consumer Discretionary, and Health Care were the top contributors while Financials detracted.

Fiverr International Ltd., an online marketplace for freelance services, contributed the most. Shares increased 736% as the company benefited from pandemic-driven work arrangements. Over the long term, should Fiverr become the leading online freelancer marketplace as this market grows and procurement continues to shift online, we think it will benefit from strong network effects and have continued material upside.

The largest detractor was Bajaj Finance Limited. Shares of this leading non-banking financial corporation sank as the pandemic spread into India. We maintain conviction. Bajaj is fast transforming into India’s largest fintech player by leveraging its proprietary technology platform to provide a “supermarket of financial products” and is well positioned to benefit from growing demand for consumer financial services, in our view.

While the current COVID-19 vaccine rollout holds the promise of an end in sight, we still have a way to go before we can confidently and safely put this pandemic in the rear view mirror. We think companies benefiting from the pandemic-driven acceleration of digital trends should continue to see strong growth as these trends play out. Our goal remains to maximize long-term returns without taking significant risks of permanent loss of capital.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years and Since Inception December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	22.02%	13.93%
Baron Real Estate Income Fund — Institutional Shares[1,2]	22.30%	14.11%
Baron Real Estate Income Fund — R6 Shares[1,2]	22.32%	14.08%
MSCI US REIT Index[1]	(8.70)%	2.25%

^	Commencement of investment operations was January 2, 2018.

[1]

The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. MSCI is a trademark of Russell Investment Group. The index and Baron Real Estate Income Fund include reinvestment of interest, capital gains and dividends, which positively impact the performance results. The index is unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2020 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
American Tower Corp.	6.3%
Prologis, Inc.	5.8%
Las Vegas Sands Corporation	5.1%
Equinix, Inc.	5.1%
Invitation Homes, Inc.	4.9%
Equity Lifestyle Properties, Inc.	3.6%
Alexandria Real Estate Equities, Inc.	3.2%
Brookfield Infrastructure Partners L.P.	3.2%
CoreSite Realty Corporation	3.0%
Colony Capital, Inc.	3.0%

43.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2020, Baron Real Estate Income Fund1 increased 22.02%, outperforming the MSCI US REIT Index, which declined 8.70%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The past year was dominated by the COVID-19 pandemic, the resulting economic and social fallout, and the government response. After falling sharply on COVID-19-related fears in February and March, the market embarked on a remarkable rally that continued through to year end. REITs, however, lagged the broader market by a wide margin. Investor concerns that many tenants would not meet rent obligations, balance sheet concerns as many REITs maintain relatively high leverage, and fears of a prolonged slowdown in commercial real estate business fundamentals all pressured REITs. Although REITs staged a recovery in the wake of vaccine-related news in mid-November, the sector ended in the red for the full year.

Investments in non-REIT real estate companies, data center REITs, and other REITs contributed the most. Office REITs, multi-family REITs, and manufactured housing REITs detracted the most.

Penn National Gaming, Inc., a U.S. regional casino company that also owns a 36% stake in online sports betting company Barstool Sports, was the top contributor. Strong performance was driven by a quick recovery in revenue and margins at properties that have re-opened after shuttering early in the pandemic. The likely expansion of legalized online sports betting as state legislators look for new tax revenue sources to help reduce large budget deficits also boosted the share price.

The top detractor was Kilroy Realty Corporation, a REIT that owns a portfolio of high-quality office, life sciences, and multi-family properties in California and Seattle. Weak performance was driven by concerns that office real estate fundamentals would weaken in Kilroy’s key markets as a result of the pandemic as well as a potential paradigm shift towards work-from-home arrangements. We exited our position.

The ongoing vaccine rollout suggests an end to the pandemic is on the horizon. For the real estate market in particular, historically low interest rates should also help boost growth. We believe this is an opportune time to invest with active managers in real estate who have the flexibility to shift into growth areas while avoiding others facing a longer and more uncertain recovery. We also believe our philosophy of structuring a more inclusive and unique real estate income fund – one that focuses on REITs but includes other types of real estate investments – is a compelling long-term strategy.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Since Inception (April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	47.40%	27.10%
Baron Health Care Fund — Institutional Shares[1,2]	47.72%	27.43%
Baron Health Care Fund — R6 Shares[1,2]	47.76%	27.40%
Russell 3000 Health Care Index[1]	19.34%	17.23%
S&P 500 Index[1]	18.40%	16.25%

[1]

The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2020 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
UnitedHealth Group Incorporated	7.7%
Humana Inc.	5.2%
Acceleron Pharma Inc.	3.7%
Abbott Laboratories	3.5%
Thermo Fisher Scientific Inc.	3.5%
Vertex Pharmaceuticals Incorporated	3.2%
Pacific Biosciences of California, Inc.	3.2%
Arrowhead Pharmaceuticals, Inc.	2.9%
BridgeBio Pharma, Inc.	2.6%
argenx SE	2.6%

38.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2020, Baron Health Care Fund1 appreciated 47.40%, outperforming the Russell 3000 Health Care Index, which rose 19.34%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The Health Care sector was mostly in line with the broader market in 2020 although performance among sub-industries was mixed due to the impact of the pandemic. The cancellation or deferral of elective procedures hurt profits of hospitals and medical device companies. As academic labs shut down, life sciences companies that sell products to these labs also suffered. The shuttering of clinical trials negatively impacted contract research organizations. On the positive side, managed care companies benefited from lower costs as they did not have to pay for canceled procedures. Telemedicine profited from strong demand, and we believe it will become more widely accepted after the pandemic subsides. Companies that provide remote monitoring technology also saw increased utilization.

Biotechnology, life sciences tools & services, and health care equipment were the largest contributing sub-industries. Health care facilities detracted.

Pacific Biosciences of California, Inc. (“PacBio”) was the top contributor. Shares of this provider of long-read DNA sequencing systems soared more than 436% for the period held on increasing excitement about the potential for its platform as the company successfully lowers sequencing costs and seeks to move beyond its current commercial niche. Recently appointed CEO Christian Henry previously served as CFO and Chief Commercial Officer at Illumina, Inc., and we think he is well qualified to commercially execute on PacBio’s differentiated platform.

Top detractor Applied Therapeutics, Inc. is a biotechnology company developing a class of drugs called aldose reductase inhibitors for galactosemia, a rare genetic disorder, and diabetes complications. Shares fell due to a slew of short reports that highlighted risks and management messaging mistakes. We exited our position.

We think the pandemic will result in more investment in scientific research and pandemic preparedness. Even pre-COVID-19, we expected to see advancements in cures and treatments over the next decade driven by major breakthroughs in gene therapy, and we think the pandemic will accelerate these trends. NIH funding has been increasing. The FDA has implemented regulatory pathways that speed drug approvals. The increasing use of therapies that target genetic alterations or use biomarkers and predictive modeling and data analytics software drive higher probabilities of success and faster drug development timelines. For all these reasons, we think the long-term outlook for the sector is favorable.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron FinTech Fund (Unaudited)	December 31, 2020

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FINTECH FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE FACTSET GLOBAL FINTECH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
One Year and Since Inception December 31, 2019)^
Baron FinTech Fund — Retail Shares[1,2]	46.90%
Baron FinTech Fund — Institutional Shares[1,2]	47.20%
Baron FinTech Fund — R6 Shares[1,2]	47.30%
S&P 500 Index[1]	18.40%
FactSet Global FinTech Index[1]	34.78%

^	Commencement of investment operations was January 2, 2020.

[1]

The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The FactSet Global FinTech Index is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware, across 30 developed and emerging markets. The indexes and Baron FinTech Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2020 (Unaudited)	Baron FinTech Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2020

Percent of Net Assets
PayPal Holdings, Inc.	4.6%
Intuit Inc.	4.5%
Endava plc	4.4%
Visa, Inc.	4.3%
EPAM Systems, Inc.	4.2%
Square, Inc.	4.1%
Mastercard Incorporated	4.1%
Adyen N.V.	3.9%
Fair Isaac Corporation	3.8%
S&P Global Inc.	3.6%

41.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2020†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-months ended December 31, 2020, Baron FinTech Fund1 appreciated 46.90%, outperforming the S&P 500 Index, which increased 18.40%.

Baron FinTech Fund is a non-diversified Fund that invests in companies of any market capitalization that develop or use innovative technologies related in a significant way to financial services. The Fund invests principally in U.S. securities but may invest up to 25% in non-U.S. securities. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The past year was dominated by the COVID-19 pandemic, the resulting economic and social fallout, and the government response. The market continued the prior year’s rally uninterrupted until the peak in February, when news of the rapid and alarming spread of the virus plunged the market into an unprecedented decline until the trough in March. Then, encouraged by massive fiscal and monetary stimulus, stocks staged an equally unprecedented recovery through the end of the year. Growth companies outperformed, driven by lower interest rates and in many cases improving business fundamentals. The pandemic also proved to be a strong accelerant for companies engaged in modernization and digital transformation, many of which we are invested in.

At the sector level, Information Technology, Financials, and Industrials contributed the most to performance. No sector detracted.

Adyen NV was the top contributor. Shares of this provider of technology that enables merchants to accept electronic payments appreciated on strong financial results and news of significant investments in headcount and marketing campaigns to sustain its high growth rate. Investors also expected COVID-19 disruptions to have relatively less impact on the stock due to Ayden’s mostly e-commerce clientele.

Network International Holdings Ltd. detracted the most. Shares of this payment processor in the Middle East and Africa fell in concert with the collapse in oil prices generated by the Russia-Saudi Arabia oil price war in March of this year. The stock price has recaptured a portion of its losses with the rebound in oil prices after Saudi Arabia and Russia agreed to production cuts and as economic activity revived.

We continue to believe the FinTech sector offers attractive investment opportunities. The events of the last year have vividly demonstrated the need for every business to better incorporate technology to operate in any environment. Many of the companies in the Fund are providing the necessary tools for businesses and consumers to thrive in the digital economy. These tools include business management software, electronic payment services, digital banking, e-commerce marketplaces, trading platforms, data, and analytics. We believe demand for these tools has only been accelerated by the pandemic and will continue growing for many years. A plethora of privately held FinTech companies are also benefiting from these same trends. After following these companies for years, we expect many of them to go public in the months ahead, further expanding our investment opportunity set.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (102.10%)
Communication Services (9.53%)
	Alternative Carriers (0.89%)
1,560,000	Iridium Communications, Inc.[1]	$36,290,321	$61,347,000

	Interactive Home Entertainment (1.07%)
790,000	Activision Blizzard, Inc.	46,068,301	73,351,500

	Interactive Media & Services (5.44%)
2,750,000	Zillow Group, Inc., Cl A1	107,616,334	373,835,000

	Movies & Entertainment (2.13%)
5,000,000	Manchester United plc, Cl A2	85,441,639	83,700,000
200,000	Spotify Technology SA1,2	45,236,405	62,932,000

		130,678,044	146,632,000

Total Communication Services		320,653,000	655,165,500

Consumer Discretionary (55.48%)
	Automobile Manufacturers (46.96%)
4,575,000	Tesla, Inc.[1],7	203,665,443	3,228,440,250

	Casinos & Gaming (0.22%)
600,000	Red Rock Resorts, Inc., Cl A	14,182,756	15,024,000

	Hotels, Resorts & Cruise Lines (4.53%)
2,900,000	Hyatt Hotels Corp., Cl A	84,480,627	215,325,000
700,000	Marriott Vacations Worldwide Corp.	81,762,309	96,054,000

		166,242,936	311,379,000

	Internet & Direct Marketing Retail (0.02%)
10,553	Airbnb, Inc., Cl A1,4	717,604	1,549,181

	Leisure Facilities (3.75%)
925,000	Vail Resorts, Inc.	27,786,371	258,038,000

Total Consumer Discretionary		412,595,110	3,814,430,431

Financials (11.27%)
	Asset Management & Custody Banks (0.63%)
1,050,000	Brookfield Asset Management, Inc., Cl A2	37,695,416	43,333,500

	Financial Exchanges & Data (4.20%)
700,000	FactSet Research Systems, Inc.	46,576,636	232,750,000
125,000	MSCI, Inc.	26,834,524	55,816,250

		73,411,160	288,566,250

	Investment Banking & Brokerage (3.01%)
3,900,000	The Charles Schwab Corp.	86,233,677	206,856,000

	Property & Casualty Insurance (3.43%)
6,550,000	Arch Capital Group Ltd.[1,2]	30,153,582	236,258,500

Total Financials		227,493,835	775,014,250

Shares		Cost	Value
Common Stocks (continued)
Health Care (6.08%)
	Health Care Equipment (5.82%)
800,000	IDEXX Laboratories, Inc.[1]	$35,048,047	$399,896,000

	Health Care Technology (0.26%)
388,138	American Well Corp., Cl A1	11,817,037	9,831,536
204,969	GoodRx Holdings, Inc., Cl A1	11,882,844	8,268,449

		23,699,881	18,099,985

Total Health Care		58,747,928	417,995,985

Industrials (10.37%)
	Aerospace & Defense (0.49%)
125,625	HEICO Corp.	9,632,520	16,632,750
116,875	HEICO Corp., Cl A	7,586,429	13,681,388
150,000	Virgin Galactic Holdings, Inc.[1]	1,560,000	3,559,500

		18,778,949	33,873,638

	Research & Consulting Services (9.88%)
735,000	CoStar Group, Inc.[1]	98,974,400	679,345,800

Total Industrials		117,753,349	713,219,438

Information Technology (7.75%)
	Application Software (1.73%)
925,000	Guidewire Software, Inc.[1]	74,997,711	119,075,250

	Data Processing & Outsourced Services (2.00%)
59,246	Adyen N.V. , 144A (Netherlands)[1,2,5]	53,544,382	137,660,496

	Internet Services & Infrastructure (1.28%)
700,000	GDS Holdings Limited, ADR[1,2]	37,434,005	65,548,000
1,916,348	GDS Holdings Limited, Cl A (Hong Kong)[1,2]	20,200,657	22,333,848

		57,634,662	87,881,848
	Internet Software & Services (1.11%)
67,500	Shopify, Inc., Cl A1,2	48,766,450	76,406,625

	IT Consulting & Other Services (1.63%)
700,000	Gartner, Inc.[1]	83,980,674	112,133,000

Total Information Technology		318,923,879	533,157,219

Real Estate (1.54%)
	Office REITs (0.42%)
985,000	Douglas Emmett, Inc.	26,641,437	28,742,300
	Specialized REITs (1.12%)
1,819,296	Gaming and Leisure Properties, Inc.	57,584,651	77,138,150

Total Real Estate		84,226,088	105,880,450

Special Purpose Acquisition Company (0.08%)
500,000	Atlas Crest Investment Corp.[1]	5,000,000	5,275,000

Total Common Stocks		1,545,393,189	7,020,138,273

22	See Notes to Financial Statements.

December 31, 2020	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2020

Shares		Cost	Value
Private Common Stocks (1.00%)
Industrials (1.00%)
	Aerospace & Defense (1.00%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,6	$29,920,185	$60,664,837
30,221	Space Exploration Technologies Corp., Cl C1,3,4,6	4,079,835	8,272,092

Total Private Common Stocks		34,000,020	68,936,929

Private Preferred Stocks (2.21%)
Industrials (2.21%)
	Aerospace & Defense (2.21%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,6	41,999,985	85,157,303
131,657	Space Exploration Technologies Corp., Cl I1,3,4,6	22,250,032	36,037,154
111,111	Space Exploration Technologies Corp., Cl N1,3,4,6	29,999,970	30,413,303

Total Private Preferred Stocks		94,249,987	151,607,760

Private Partnerships (0.00%)
Financials (0.00%)
	Asset Management & Custody Banks (0.00%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	0	197,815

Total Investments (105.31%)		$1,673,643,196	7,240,880,777

Liabilities Less Cash and Other Assets (-5.31%)			(365,088,858)

Net Assets			$6,875,791,919

Retail Shares (Equivalent to $164.18 per share based on 19,608,491 shares outstanding)			$3,219,382,510

Institutional Shares (Equivalent to $169.04 per share based on 18,879,474 shares outstanding)			$3,191,386,407

R6 Shares (Equivalent to $169.03 per share based on 2,751,052 shares outstanding)			$465,023,002

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2020, the market value of restricted and fair valued securities amounted to $220,742,504 or 3.21% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
[7]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $137,660,496 or 2.00% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Focused Growth Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (88.83%)
Communication Services (6.15%)
	Alternative Carriers (2.38%)
401,472	Iridium Communications, Inc.[1]	$2,949,375	$15,787,886

	Movies & Entertainment (3.77%)
550,000	Manchester United plc, Cl A2	8,719,506	9,207,000
50,000	Spotify Technology SA1,2	12,051,776	15,733,000

		20,771,282	24,940,000

Total Communication Services		23,720,657	40,727,886

Consumer Discretionary (58.96%)
	Automobile Manufacturers (38.44%)
361,000	Tesla, Inc.[1],7	15,826,824	254,746,870

	Casinos & Gaming (8.58%)
600,000	Penn National Gaming, Inc.[1]	11,565,191	51,822,000
201,100	Red Rock Resorts, Inc., Cl A	1,154,579	5,035,544

		12,719,770	56,857,544

	Hotels, Resorts & Cruise Lines (6.30%)
155,000	Choice Hotels International, Inc.	5,375,923	16,543,150
340,000	Hyatt Hotels Corp., Cl A	12,201,302	25,245,000

		17,577,225	41,788,150

	Leisure Facilities (5.64%)
134,000	Vail Resorts, Inc.	8,130,896	37,380,640

Total Consumer Discretionary		54,254,715	390,773,204

Financials (5.40%)
	Financial Exchanges & Data (3.77%)
75,000	FactSet Research Systems, Inc.	5,828,282	24,937,500

	Property & Casualty Insurance (1.63%)
300,000	Arch Capital Group Ltd.[1,2]	1,800,056	10,821,000

Total Financials		7,628,338	35,758,500

Health Care (2.42%)
	Biotechnology (2.12%)
70,000	BioNTech SE, ADR[1,2]	6,735,813	5,706,400
100,000	Denali Therapeutics, Inc.[1]	6,944,880	8,376,000

		13,680,693	14,082,400

	Health Care Technology (0.30%)
25,000	Schrödinger, Inc.[1]	1,337,718	1,979,500

Total Health Care		15,018,411	16,061,900

Industrials (8.65%)
	Research & Consulting Services (8.65%)
62,000	CoStar Group, Inc.[1]	11,035,717	57,305,360

Shares		Cost	Value
Common Stocks (continued)
Information Technology (5.58%)
	Application Software (1.98%)
101,870	Guidewire Software, Inc.[1]	$4,816,692	$13,113,725

	Data Processing & Outsourced Services (2.05%)
5,854	Adyen N.V. (Netherlands), 144A1,2,5	5,352,874	13,602,008

	Internet Services & Infrastructure (1.55%)
110,000	GDS Holdings Limited, ADR[1,2]	6,848,113	10,300,400

Total Information Technology		17,017,679	37,016,133

Real Estate (1.67%)
	Residential REITs (1.02%)
225,000	American Homes 4 Rent, Cl A	4,700,804	6,750,000

	Specialized REITs (0.65%)
115,000	Americold Realty Trust[4]	3,876,477	4,292,950

Total Real Estate		8,577,281	11,042,950

Total Common Stocks		137,252,798	588,685,933

Private Common Stocks (0.98%)
Industrials (0.98%)
	Aerospace & Defense (0.98%)
20,859	Space Exploration Technologies Corp., Cl A1,3,4,6	2,815,965	5,709,525
2,844	Space Exploration Technologies Corp., Cl C1,3,4,6	383,940	778,460

Total Private Common Stocks		3,199,905	6,487,985

Private Preferred Stocks (1.67%)
Industrials (1.67%)
	Aerospace & Defense (1.67%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,6	4,000,050	8,110,324
1,479	Space Exploration Technologies Corp., Cl I1,3,4,6	249,951	404,832
9,259	Space Exploration Technologies Corp., Cl N1,3,4,6	2,499,930	2,534,373

Total Private Preferred Stocks		6,749,931	11,049,529

24	See Notes to Financial Statements.

December 31, 2020	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2020

Principal Amount		Cost	Value
Short Term Investments (8.16%)
$54,097,681	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $54,097,681; (Fully collateralized by $50,781,900 U.S. Treasury Note, 2.375% due 8/15/2024; Market value - $55,179,676)[5]	$54,097,681	$54,097,681

Total Investments (99.64%)		$201,300,315	660,321,128

Cash and Other Assets Less Liabilities (0.36%)			2,409,609

Net Assets			$662,730,737

Retail Shares (Equivalent to $43.36 per share based on 3,638,698 shares outstanding)			$157,764,205

Institutional Shares (Equivalent to $44.56 per share based on 5,244,022 shares outstanding)			$233,692,284

R6 Shares (Equivalent to $44.59 per share based on 6,083,787 shares outstanding)			$271,274,248

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2020, the market value of restricted and fair valued securities amounted to $17,537,514 or 2.65% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
[7]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $13,602,008 or 2.05% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron International Growth Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (97.12%)
Australia (1.48%)
956,816	NEXTDC Limited[1,3]	$5,205,918	$9,028,882

Brazil (5.37%)
193,670	Afya Ltd., Cl A1	3,801,065	4,899,851
100,934	Arco Platform Limited, Cl A1	3,167,968	3,582,148
737,450	Itaú Unibanco Holding SA, ADR	3,442,759	4,491,070
315,640	Notre Dame Intermedica Participacoes S.A.[3]	3,645,445	4,784,669
88,686	PagSeguro Digital Ltd., Cl A1	2,575,853	5,044,460
420,788	Suzano SA1,3	3,573,648	4,725,485
134,634	XP, Inc., Cl A1	4,942,519	5,340,931

Total Brazil		25,149,257	32,868,614

Canada (2.66%)
316,756	CAE, Inc.	4,537,480	8,776,796
5,753	Constellation Software, Inc.	1,761,296	7,470,539
10,699	Topicus.com, Inc.[1,2,4]	0	40,431

Total Canada		6,298,776	16,287,766

China (13.24%)
43,971	Agora, Inc., ADR[1]	1,692,004	1,739,493
28,384	Alibaba Group Holding Limited, ADR[1]	4,689,367	6,605,808
861,220	China Conch Venture Holdings Ltd.[3]	3,726,751	4,190,750
94,726	China Tourism Group Duty Free Corporation Limited, Cl A3	1,381,071	4,099,987
541,105	Galaxy Entertainment Group Ltd.[3]	4,044,596	4,212,252
43,843	GDS Holdings Limited, ADR[1]	2,396,001	4,105,459
153,308	GDS Holdings Limited, Cl A (Hong Kong)[1]	1,616,054	1,786,710
234,707	Glodon Co. Ltd., Cl A3	1,228,411	2,829,476
585,931	Han’s Laser Technology Industry Group Co., Ltd., Cl A3	3,140,221	3,836,222
762,599	Hua Hong Semiconductor Limited, 144A1,3	2,125,795	4,341,605
27,900	Jacobio Pharmaceuticals Group Co. Ltd., 144A1	50,897	50,960
1,543,374	Kingdee International Software Group Co. Ltd.[3]	1,375,808	6,300,915
663,361	Kingsoft Corp. Ltd.[3]	2,590,310	4,289,122
263,756	Midea Group Co., Ltd., Cl A3	1,893,533	3,972,270
57,639	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	1,625,815	3,749,539
86,437	Tencent Holdings Limited[3]	3,389,622	6,219,468
17,588	Tencent Holdings Limited, ADR	832,623	1,264,401
83,158	Will Semiconductor Co. Ltd. Shanghai, Cl A	2,918,885	2,938,593
717,689	Winning Health Technology Group Co. Ltd., Cl A3	2,076,953	1,922,556
92,583	Zai Lab Limited, ADR[1]	2,324,589	12,530,183

Total China		45,119,306	80,985,769

Denmark (0.74%)
110,760	Genmab A/S, ADR[1]	4,436,635	4,503,502

France (7.24%)
276,035	BNP Paribas S.A.[1,3]	12,057,001	14,572,492
91,320	Eurofins Scientific SE	2,327,909	7,656,437
14,509	LVMH Moët Hennessy Louis Vuitton SE3	4,811,986	9,082,648
30,980	Pernod Ricard SA3	5,884,344	5,949,599
218,710	Vivendi SA3	5,883,632	7,054,372

Total France		30,964,872	44,315,548

Germany (3.56%)
124,196	Befesa SA, 144A3	5,550,109	7,833,481
39,194	Symrise AG3	2,651,806	5,210,581
163,057	TeamViewer AG, 144A1,3	6,294,803	8,758,997

Total Germany		14,496,718	21,803,059

Shares		Cost	Value
Common Stocks (continued)
Hong Kong (1.26%)
56,021	Hong Kong Exchanges & Clearing Ltd.[3]	$2,402,181	$3,072,847
324,000	Techtronic Industries Co. Ltd.[3]	2,300,907	4,631,068

Total Hong Kong		4,703,088	7,703,915

India (7.31%)
131,002	Bajaj Finance Limited[3]	6,348,471	9,511,437
2,403,180	Edelweiss Financial Services Ltd.[1,3]	1,974,698	2,256,426
248,762	Godrej Properties Ltd.[1,3]	3,192,424	4,881,020
179,037	HDFC Bank Ltd.[1,3]	2,695,614	3,526,399
125,802	Housing Development Finance Corp., Ltd.[3]	3,530,942	4,407,591
1,866,631	JM Financial Limited[3]	2,226,916	2,155,414
130,900	Kotak Mahindra Bank Ltd.[1,3]	2,293,402	3,577,583
548,081	Max Financial Services Limited[1,3]	3,895,199	5,064,381
681,376	Nippon Life India Asset Management Ltd., 144A3	2,395,677	2,776,219
233,839	Reliance Industries Limited[3]	5,093,394	6,362,505
12,984	Reliance Industries Limited PP3	59,095	199,454

Total India		33,705,832	44,718,429

Israel (2.40%)
283,728	ION Acquisition Corp. Limited[1]	2,866,655	3,427,434
189,748	Tower Semiconductor Ltd.[1]	3,902,692	4,899,293
25,560	Wix.com Ltd.[1]	2,591,121	6,388,978

Total Israel		9,360,468	14,715,705

Japan (13.38%)
83,689	Advantest Corporation[3]	4,483,841	6,268,460
42,900	FANUC Corp.[3]	7,524,682	10,589,824
17,843	Keyence Corporation[3]	5,478,737	10,036,984
119,300	MonotaRO Co, Ltd.[3]	2,127,848	6,059,105
181,669	Nexon Co, Ltd.[3]	2,967,249	5,605,376
104,365	Okamoto Industries, Inc.[3]	4,791,854	4,003,561
143,200	Recruit Holdings Co, Ltd.[3]	3,322,172	6,014,821
188,200	SMS Co. Ltd.[3]	5,152,739	7,217,042
64,803	Sony Corporation, ADR	3,369,962	6,551,583
69,800	Square Enix Holdings Co, Ltd.[3]	2,545,205	4,232,016
234,600	Takeda Pharmaceutical Company Limited[3]	9,522,380	8,490,023
18,148	Tokyo Electron Limited[3]	4,425,631	6,779,417

Total Japan		55,712,300	81,848,212

Korea, Republic of (0.93%)
56,839	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,3]	4,763,070	5,692,540

Mexico (1.58%)
246,738	GRUMA, S.A.B. de C.V., Cl B	2,162,254	2,940,720
1,589,934	Grupo México S.A.B. de C.V., Series B	4,318,204	6,742,608

Total Mexico		6,480,458	9,683,328

Netherlands (3.65%)
148,000	AMG Advanced Metallurgical Group NV3	3,830,418	4,419,194
43,181	argenx SE, ADR[1]	1,904,769	12,699,101
30,314	Koninklijke DSM NV3	3,649,814	5,213,134

Total Netherlands		9,385,001	22,331,429

Norway (0.69%)
440,708	Golar LNG Ltd.[1]	6,363,792	4,248,425

26	See Notes to Financial Statements.

December 31, 2020	Baron International Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (continued)
Russia (3.02%)
2,571,069	Detsky Mir PJSC, 144A3	$3,841,525	$4,724,097
24,290	Novatek PJSC, GDR[3]	3,128,374	3,955,567
298,657	Sberbank of Russia PJSC, ADR [3]	3,430,965	4,318,048
165,717	TCS Group Holding PLC, GDR	4,196,176	5,452,089

Total Russia		14,597,040	18,449,801

Spain (1.74%)
109,674	Cellnex Telecom S.A., 144A3	6,913,444	6,586,246
127,713	Industria de Diseno Textil, S.A.[3]	3,833,010	4,053,586

Total Spain		10,746,454	10,639,832

Sweden (3.50%)
295,254	Epiroc AB Cl A3	4,449,696	5,366,159
19,316	Spotify Technology SA1	2,790,396	6,077,973
832,491	Telefonaktiebolaget LM Ericsson, ADR	7,648,437	9,948,267

Total Sweden		14,888,529	21,392,399

Switzerland (4.23%)
335,177	Clariant AG1,3	6,849,447	7,111,110
1,071,354	Credit Suisse Group AG3	11,771,492	13,832,112
41,830	Nestle S.A.[3]	4,040,805	4,944,777

Total Switzerland		22,661,744	25,887,999

United Arab Emirates (0.32%)
434,866	Network International Holdings plc, 144A1,3	2,453,949	1,959,377

United Kingdom (15.88%)
144,508	AstraZeneca PLC, ADR	5,429,097	7,223,955
1,068,809	B&M European Value Retail S.A.[3]	4,991,624	7,524,159
98,806	Dechra Pharmaceuticals PLC[3]	3,329,156	4,653,440
113,910	Endava plc, ADR[1]	3,118,840	8,742,593
152,703	Experian plc[3]	3,184,532	5,800,979
116,700	Farfetch Limited, Cl A1	3,652,896	7,446,627
407,543	Future PLC[3]	6,708,188	9,660,376
444,691	J D Wetherspoon PLC[1]	5,354,936	6,786,567
29,051	Linde Public Limited Company[3]	4,790,082	7,660,064
19,279,279	Lloyds Banking Group PLC[1,3]	7,651,306	9,611,838
766,374	Rentokil Initial plc[1,3]	3,583,819	5,343,290
1,705,252	S4 Capital PLC[1]	4,781,248	11,659,667
361,327	Trainline Plc, 144A1,3	1,573,489	2,297,306
435,206	WANdisco plc[1]	3,773,599	2,764,446

Total United Kingdom		61,922,812	97,175,307

United States (2.94%)
54,278	Agilent Technologies, Inc.	2,697,622	6,431,400
215,344	Arch Capital Group Ltd.[1]	4,878,484	7,767,458
26,974	Fidelity National Information Services, Inc.	2,560,195	3,815,742

Total United States		10,136,301	18,014,600

Total Common Stocks		399,552,320	594,254,438

Principal Amount		Cost	Value
Short Term Investments (3.26%)
$19,948,166	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $19,948,166; (Fully collateralized by $18,277,400 U.S. Treasury Note, 2.25% due 2/15/2027; Market value - $20,347,178)[3]	$19,948,166	$19,948,166

Total Investments (100.38%)		$419,500,486	614,202,604

Liabilities Less Cash and Other Assets (-0.38%)			(2,299,010)

Net Assets			$611,903,594

Retail Shares (Equivalent to $31.97 per share based on 2,674,365 shares outstanding)			$85,499,652

Institutional Shares (Equivalent to $32.51 per share based on 11,163,488 shares outstanding)			$362,894,670

R6 Shares (Equivalent to $32.49 per share based on 5,032,357 shares outstanding)			$163,509,272

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2020, the market value of restricted and fair valued securities amounted to $40,431 or 0.01% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $39,328,288 or 6.43% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2020	Percentage of Net Assets

Information Technology	19.6%

Financials	16.6%

Industrials	13.3%

Consumer Discretionary	12.4%

Health Care	12.2%

Communication Services	9.5%

Materials	7.4%

Energy	2.4%

Consumer Staples	2.3%

Real Estate	0.8%

Special Purpose Acquisition Company	0.6%

Cash and Other Assets Less Liabilities*	2.9%
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	27

Baron Real Estate Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (95.27%)
Communication Services (3.61%)
	Integrated Telecommunication Services (1.58%)
275,865	Cellnex Telecom S.A., 144A (Spain)[2,5]	$17,374,585	$16,566,503

	Interactive Media & Services (2.03%)
163,460	Zillow Group, Inc., Cl C1	5,974,746	21,217,108

Total Communication Services		23,349,331	37,783,611

Consumer Discretionary (38.42%)
	Casinos & Gaming (18.26%)
803,950	Boyd Gaming Corporation	14,626,021	34,505,534
499,550	Las Vegas Sands Corp.	25,163,395	29,773,180
472,578	Penn National Gaming, Inc.[1]	2,530,559	40,816,562
1,399,371	Red Rock Resorts, Inc., Cl A	15,571,276	35,040,250
453,250	Wynn Resorts Ltd.	29,631,012	51,140,197

		87,522,263	191,275,723

	Distributors (0.96%)
27,100	Pool Corp.	5,445,212	10,094,750

	Home Improvement Retail (3.67%)
60,850	The Home Depot, Inc.	9,186,679	16,162,977
138,900	Lowe’s Companies, Inc.	16,445,969	22,294,839

		25,632,648	38,457,816

	Homebuilding (7.05%)
228,347	D.R. Horton, Inc.	8,766,743	15,737,675
154,973	Installed Building Products, Inc.[1]	7,890,461	15,796,398
203,650	Lennar Corp., Cl A	7,775,145	15,524,239
476,347	Taylor Morrison Home Corp.[1]	7,364,519	12,218,301
333,750	Toll Brothers, Inc.	11,804,624	14,508,113

		43,601,492	73,784,726

	Hotels, Resorts & Cruise Lines (5.39%)
571,023	Hilton Grand Vacations, Inc.[1]	12,954,782	17,901,571
93,150	Hilton Worldwide Holdings, Inc.	6,205,517	10,363,869
127,100	Hyatt Hotels Corp., Cl A	7,537,371	9,437,175
136,300	Marriott Vacations Worldwide Corp.	6,940,321	18,703,086

		33,637,991	56,405,701

	Internet & Direct Marketing Retail (0.02%)
1,594	Airbnb, Inc., Cl A1,3	108,392	233,999

	Leisure Facilities (3.07%)
299,350	SeaWorld Entertainment, Inc.[1]	5,885,130	9,456,467
664,091	Six Flags Entertainment Corp.	16,614,889	22,645,503

		22,500,019	32,101,970

Total Consumer Discretionary		218,448,017	402,354,685

Financials (2.88%)
	Asset Management & Custody Banks (2.88%)
732,057	Brookfield Asset Management, Inc., Cl A2	15,969,188	30,211,992

Shares		Cost	Value
Common Stocks (continued)
Industrials (5.30%)
	Building Products (2.49%)
302,101	AZEK Co., Inc.[1]	$6,948,323	$11,615,784
81,250	Fortune Brands Home & Security, Inc.	4,256,658	6,964,750
90,300	Trex Co., Inc.[1]	2,685,865	7,559,916

		13,890,846	26,140,450

	Research & Consulting Services (1.78%)
20,150	CoStar Group, Inc.[1]	6,427,252	18,624,242

	Trading Companies & Distributors (1.03%)
67,751	SiteOne Landscape Supply, Inc.[1]	3,096,842	10,747,341

Total Industrials		23,414,940	55,512,033

Information Technology (7.69%)
	Internet Services & Infrastructure (6.21%)
527,450	GDS Holdings Limited, ADR[1,2]	14,087,910	49,390,418
1,660,900	NEXTDC Limited (Australia)[1,2,5]	8,234,614	15,672,889

		22,322,524	65,063,307

	Internet Software & Services (1.48%)
446,289	21Vianet Group, Inc., ADR[1,2]	9,387,089	15,481,765

Total Information Technology		31,709,613	80,545,072

Materials (2.42%)
	Construction Materials (1.33%)
94,000	Vulcan Materials Co.	10,354,160	13,941,140

	Specialty Chemicals (1.09%)
15,450	The Sherwin-Williams Co.	4,657,503	11,354,359

Total Materials		15,011,663	25,295,499

Real Estate (34.95%)
	Hotel & Resort REITs (1.57%)
524,100	MGM Growth Properties LLC, Cl A	12,356,097	16,404,330

	Industrial REITs (3.74%)
224,750	Prologis, Inc.	14,396,164	22,398,585
340,759	Rexford Industrial Realty, Inc.	14,254,411	16,734,675

		28,650,575	39,133,260

	Office REITs (2.26%)
809,700	Douglas Emmett, Inc.	21,694,698	23,627,046

	Real Estate Development (1.62%)
215,650	The Howard Hughes Corp.[1]	15,653,089	17,021,255

	Real Estate Services (7.20%)
278,850	CBRE Group, Inc., Cl A1	5,995,174	17,489,472
161,100	Jones Lang LaSalle, Inc.[1]	18,055,817	23,902,407
1,497,872	Opendoor Technologies, Inc.[1,4,6]	14,978,720	31,679,993
33,750	Redfin Corp.[1]	1,228,077	2,316,262

		40,257,788	75,388,134

	Residential REITs (4.55%)
283,750	Equity LifeStyle Properties, Inc.	15,705,918	17,978,400
206,500	Equity Residential	12,509,075	12,241,320
586,400	Invitation Homes, Inc.	14,552,297	17,416,080

		42,767,290	47,635,800

28	See Notes to Financial Statements.

December 31, 2020	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (continued)

Real Estate (continued)

	Specialized REITs (14.01%)
92,600	Alexandria Real Estate Equities, Inc.[3]	$6,112,509	$16,503,172
480,100	American Assets Trust, Inc.	13,893,780	13,865,288
145,450	American Tower Corp.	22,830,021	32,647,707
454,790	Americold Realty Trust[3]	12,207,149	16,977,311
86,978	Digital Realty Trust, Inc.	11,064,502	12,134,301
43,990	Equinix, Inc.	10,124,019	31,416,778
321,148	Gaming and Leisure Properties, Inc.	8,592,350	13,616,675
34,050	SBA Communications Corp.	7,570,230	9,606,526

		92,394,560	146,767,758

Total Real Estate		253,774,097	365,977,583

Total Common Stocks		581,676,849	997,680,475

Principal Amount
Short Term Investments (4.10%)
$42,927,350	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $42,927,350; (Fully collateralized by $41,229,600 U.S. Treasury Note, 1.75% due 7/31/2024; Market value - $43,785,951)[5]	42,927,350	42,927,350

Total Investments (99.37%)		$624,604,199	1,040,607,825

Cash and Other Assets Less Liabilities (0.63%)			6,597,231

Net Assets			$1,047,205,056

Retail Shares (Equivalent to $35.21 per share based on 9,136,943 shares outstanding)			$321,750,862

Institutional Shares (Equivalent to $36.02 per share based on 19,584,147 shares outstanding)			$705,409,107

R6 Shares (Equivalent to $36.02 per share based on 556,488 shares outstanding)			$20,045,087

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]

At December 31, 2020, the market value of restricted and fair valued securities amounted to $31,679,993 or 3.03% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $16,566,503 or 1.58% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	29

Baron Emerging Markets Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (99.06%)
Brazil (11.03%)
20,482,496	Aeris Indústria E Comércio De Equipamentos Para Geração De Energia SA1	$21,206,234	$39,433,399
1,420,478	Afya Ltd., Cl A1	38,055,150	35,938,093
6,061,451	B3 S.A. - Brasil, Bolsa, Balcao[3]	32,740,232	72,572,399
10,599,750	Itaú Unibanco Holding SA, ADR	50,236,779	64,552,478
6,599,345	Localiza Rent a Car SA3	46,142,751	87,951,933
5,705,464	Notre Dame Intermedica Participacoes S.A.[3]	65,795,177	86,487,009
1,529,632	PagSeguro Digital Ltd., Cl A1	34,201,385	87,005,468
10,092,136	Rumo S.A.[1,3]	35,618,967	37,324,281
910,000	StoneCo Ltd., Cl A1	22,863,692	76,367,200
6,696,233	Suzano SA1,3	57,540,109	75,199,261
2,058,996	XP, Inc., Cl A1	76,613,866	81,680,371

Total Brazil		481,014,342	744,511,892

China (41.29%)
1,073,278	Alibaba Group Holding Limited, ADR[1]	110,361,887	249,783,989
9,715,491	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Cl A3	39,965,618	57,680,089
20,767,418	China Conch Venture Holdings Ltd.[3]	80,781,220	101,055,540
14,610,732	China Mengniu Dairy Co. Ltd.[3]	31,725,990	88,090,244
35,128,937	China Molybdenum Co. Ltd., Cl A3	25,345,506	33,639,602
25,106,763	China Molybdenum Co. Ltd., Cl H3	12,682,551	16,427,287
2,372,010	China Tourism Group Duty Free Corporation Limited, Cl A3	25,732,015	102,666,753
7,264,608	Galaxy Entertainment Group Ltd.[3]	53,465,925	56,551,607
1,045,134	GDS Holdings Limited, ADR[1]	44,831,415	97,866,348
2,177,816	GDS Holdings Limited, Cl A (Hong Kong)[1]	23,011,860	25,381,096
5,943,487	Glodon Co. Ltd., Cl A3	28,954,563	71,650,841
9,385,348	Han’s Laser Technology Industry Group Co., Ltd., Cl A3	51,582,326	61,447,989
10,499,615	Hangzhou Hikvision Digital Technology Co., Ltd., Cl A3	42,674,366	77,920,482
2,683,207	Hangzhou Tigermed Consulting Co. Ltd., CI A3	31,002,614	66,254,067
11,895,165	Hua Hong Semiconductor Limited, 144A1,3	27,175,269	67,721,178
22,809,166	Kingdee International Software Group Co. Ltd.[3]	10,134,579	93,119,761
14,036,189	Kingsoft Corp. Ltd.[3]	53,479,135	90,754,392
680,843	Li Auto Inc., ADR[1]	7,829,694	19,628,704
3,782,524	Lufax Holding Ltd.[1]	51,122,059	53,711,841
1,826,041	Meituan (formerly, Meituan Dianping), Cl B1,3	17,080,161	68,738,490
7,582,672	Midea Group Co., Ltd., Cl A3	42,136,798	114,198,041
2,304,544	New Frontier Health Corp.[1]	23,796,588	19,819,078
343,164	New Oriental Education & Technology Group, Inc., ADR[1]	21,427,925	63,763,303
7,936,641	Ping An Insurance (Group) Company of China, Ltd., CI H3	88,262,192	96,585,843
4,231,563	SF Holding Co. Ltd., Cl A3	29,214,810	57,096,503
3,756,017	Shanghai Henlius Biotech, Inc., Cl H, 144A1,3	23,855,351	22,759,286
1,183,998	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	32,483,590	77,021,585
4,071,486	Shenzhou International Group Holdings Ltd.[3]	19,151,917	79,793,939
51,997,047	Sino Biopharmaceutical Ltd.[3]	31,813,797	50,145,464
3,574,092	Tencent Holdings Limited[3]	103,190,194	257,169,390
164,404	Tencent Holdings Limited, ADR	8,227,706	11,819,003
6,923,308	Venustech Group, Inc., Cl A3	36,385,622	30,968,301
903,696	Will Semiconductor Co. Ltd. Shanghai, Cl A	31,720,152	31,934,332
9,338,061	Winning Health Technology Group Co. Ltd., Cl A3	27,886,994	25,014,942

Shares		Cost	Value
Common Stocks (continued)

China (continued)
657,444	Yum China Holdings, Inc.	$35,393,881	$37,533,478
434,176	Yum China Holdings, Inc. (Hong Kong)[3]	23,302,993	24,892,131
3,645,806	Yunnan Baiyao Group Co. Ltd., Cl A3	51,426,542	63,363,390
1,322,709	Zai Lab Limited, ADR[1]	26,871,113	179,015,436
1,514,251	ZTO Express Cayman, Inc., ADR[1]	47,905,820	44,155,559

Total China		1,473,392,738	2,787,139,304

Hong Kong (1.91%)
633,454	Hong Kong Exchanges & Clearing Ltd.[3]	26,638,687	34,746,026
6,598,450	Techtronic Industries Co. Ltd.[3]	27,011,710	94,314,426

Total Hong Kong		53,650,397	129,060,452

Hungary (0.84%)
1,263,698	OTP Bank Nyrt[1,3]	50,350,593	56,948,007

India (21.25%)
1,649,886	Asian Paints Ltd.[3]	39,919,057	62,494,899
2,069,031	Bajaj Finance Limited[3]	82,592,896	150,222,571
6,509,725	Bharti Airtel Ltd.[3]	47,560,508	45,461,382
642,853	Britannia Industries Limited[3]	18,132,894	31,523,126
1,609,651	Divi’s Laboratories Ltd.[3]	17,271,957	84,655,070
838,982	Dr. Reddy’s Laboratories Ltd.[3]	34,261,075	59,733,341
287,688	Dr. Reddy’s Laboratories Ltd., ADR	11,863,032	20,509,277
27,672,653	Edelweiss Financial Services Ltd.[1,3]	42,075,863	25,982,781
3,807,103	HDFC Bank Ltd.[1,3]	58,058,432	74,986,531
1,476,471	Hindustan Unilever Ltd. [3]	41,718,924	48,471,096
3,846,048	Hemisphere Properties India Limited[1]	14,647,473	5,003,139
2,594,915	Housing Development Finance Corp., Ltd.[3]	68,421,706	90,915,273
2,255,634	ICICI Lombard General Insurance Co. Ltd., 144A1,3	40,222,489	47,021,921
36,495,897	JM Financial Limited[3]	53,765,345	42,142,106
2,879,035	Kotak Mahindra Bank Ltd.[1,3]	38,430,982	78,685,925
8,896,706	Max Financial Services Ltd.[1,3]	75,304,935	82,207,388
3,093,607	Muthoot Finance Ltd.[3]	46,900,611	51,279,651
10,355,841	Nippon Life India Asset Management Ltd., 144A3	35,675,429	42,194,148
5,597,043	Reliance Industries Limited[3]	110,672,385	152,289,464
370,459	Reliance Industries Limited PP3	1,670,322	5,690,821
4,644,357	SBI Life Insurance Company Limited, 144A1,3	48,903,190	57,508,627
4,423,008	Tata Communications Ltd.[3]	28,580,178	66,833,353
7,037,581	Tata Consumer Products Ltd.[3]	25,874,579	56,952,695
2,391,935	Titan Co. Ltd.[3]	37,807,070	51,384,607

Total India		1,020,331,332	1,434,149,192

Japan (0.98%)
117,841	Keyence Corporation[3]	42,280,319	66,287,517

Korea, Republic of (5.80%)
770,985	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,3]	72,771,667	77,215,692
4,209,573	Samsung Electronics Co., Ltd.[3]	143,283,127	314,351,834

Total Korea, Republic of		216,054,794	391,567,526

30	See Notes to Financial Statements.

December 31, 2020	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (continued)
Mexico (2.82%)
26,518	DD3 Acquisition Corp. II Private Units[1,2,4]	$265,181	$274,196
297,234	Fomento Económico Mexicano, S.A.B. de C.V., ADR	26,200,260	22,521,420
2,521,213	GRUMA, S.A.B. de C.V., Cl B	30,201,054	30,048,800
19,739,979	Grupo México S.A.B. de C.V., Series B	52,273,719	83,713,502
19,247,221	Wal-Mart de Mexico, S.A.B de C.V.	44,507,483	54,067,673

Total Mexico		153,447,697	190,625,591

Norway (0.51%)
3,566,460	Golar LNG Ltd.[1]	36,892,412	34,380,674

Philippines (1.20%)
54,321,165	Ayala Land, Inc.[3]	40,771,878	46,287,242
15,567,466	BDO Unibank, Inc.[3]	32,642,808	34,660,337

Total Philippines		73,414,686	80,947,579

Russia (4.39%)
452,731	Novatek PJSC, GDR[3]	61,648,812	73,726,131
655,682	Ozon Holdings PLC, ADR[1]	23,587,564	27,151,792
109,453	Polyus PJSC[3]	21,963,126	22,509,878
156,381	Polyus PJSC, GDR	15,795,970	15,763,205
7,412,591	Sberbank of Russia PJSC, ADR [3]	76,911,284	107,172,849
718,125	Yandex N.V., Cl A1	10,907,290	49,967,138

Total Russia		210,814,046	296,290,993

Taiwan (5.51%)
11,235,879	Delta Electronics, Inc.[3]	47,362,579	105,369,367
2,443,130	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	71,921,377	266,398,895

Total Taiwan		119,283,956	371,768,262

Thailand (0.38%)
13,351,034	CP All Plc., Cl F	29,088,021	25,957,868

United Arab Emirates (0.36%)
5,356,755	Network International Holdings plc, 144A1,3	33,672,739	24,135,948

United Kingdom (0.79%)
16,786,237	Glencore PLC[1,3]	48,759,397	53,309,624

Total Common Stocks		4,042,447,469	6,687,080,429

Warrants (0.06%)
Mexico (0.06%)
1,791,760	DD3 Acquisition Corp. II Forward Shares[1,2,4]	0	788,374
358,352	DD3 Acquisition Corp. II Founders Shares[1,2,4]	3,116	2,741,393

Total Warrants		3,116	3,529,767

Principal Amount		Cost	Value
Short Term Investments (1.37%)
$92,606,105	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $92,606,105; (Fully collateralized by $94,929,200 U.S. Treasury Note, 0.50% due 6/30/2027; Market value - $94,458,256)[3]	$92,606,105	$92,606,105

Total Investments (100.49%)		$4,135,056,690	6,783,216,301

Liabilities Less Cash and Other Assets (-0.49%)			(32,775,799)

Net Assets			$6,750,440,502

Retail Shares (Equivalent to $18.97 per share based on 26,756,742 shares outstanding)			$507,696,629

Institutional Shares (Equivalent to $19.06 per share based on 326,858,488 shares outstanding)			$6,228,805,640

R6 Shares (Equivalent to $19.07 per share based on 730,981 shares outstanding)			$13,938,233

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2020, the market value of restricted and fair valued securities amounted to $3,803,963 or 0.06% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $261,341,108 or 3.87% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2020	Percentage of Net Assets

Information Technology	22.6%

Financials	19.9%

Consumer Discretionary	13.8%

Health Care	11.2%

Industrials	8.9%

Communication Services	6.4%

Materials	6.2%

Consumer Staples	5.3%

Energy	3.9%

Real Estate	0.8%

Special Purpose Acquisition Company	0.1%

Cash and Other Assets Less Liabilities*	0.9%
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	31

Baron Global Advantage Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (96.01%)
Argentina (3.76%)
76,873	Globant S.A.[1]	$5,591,434	$16,728,333
43,986	MercadoLibre, Inc.[1]	28,417,004	73,686,227

Total Argentina		34,008,438	90,414,560

Brazil (5.33%)
1,350,809	Afya Ltd., Cl A1	30,749,275	34,175,468
558,028	Arco Platform Limited, Cl A1	22,843,744	19,804,414
518,345	PagSeguro Digital Ltd., Cl A1	17,909,866	29,483,463
535,148	StoneCo Ltd., Cl A1	18,692,727	44,909,620

Total Brazil		90,195,612	128,372,965

Canada (3.21%)
97,110	AbCellera Biologics, Inc.[1]	1,942,200	3,907,707
489,196	Nuvei Corp., 144A1	15,145,827	29,464,275
38,837	Shopify, Inc., Cl A1	26,156,374	43,961,542

Total Canada		43,244,401	77,333,524

China (15.25%)
484,022	Alibaba Group Holding Limited, ADR[1]	101,939,832	112,646,440
673,206	GDS Holdings Limited, ADR[1]	44,161,310	63,039,010
1,526,791	GDS Holdings Limited, Cl A (Hong Kong)[1]	16,094,249	17,793,803
1,381,225	Meituan (formerly Meituan Dianping), Cl B1,4	26,631,859	51,994,079
189,309	Pinduoduo, Inc., ADR[1]	9,401,277	33,634,530
590,638	TAL Education Group, ADR[1]	28,958,956	42,236,524
339,174	Zai Lab Limited, ADR[1]	21,663,045	45,903,809

Total China		248,850,528	367,248,195

India (1.61%)
534,508	Bajaj Finance Limited[4]	33,760,008	38,808,102

Israel (5.75%)
326,882	Fiverr International Ltd.[1]	7,503,852	63,774,678
1,143,741	ION Acquisition Corp. 1 Limited[1]	11,437,410	13,816,391
242,889	Wix.com Ltd.[1]	43,240,533	60,712,535

Total Israel		62,181,795	138,303,604

Mexico (0.44%)
996,069	DD3 Acquisition Corp. II1,3	9,960,690	10,458,725
8,652	DD3 Acquisition Corp. II Private Units[1,2,3,5]	86,516	89,462

Total Mexico		10,047,206	10,548,187

Netherlands (4.62%)
16,186	Adyen N.V., 144A1,4	16,437,273	37,608,831
187,052	argenx SE, ADR[1]	29,949,924	55,010,122
38,227	ASML Holding N.V.[4]	8,394,703	18,508,633

Total Netherlands		54,781,900	111,127,586

Poland (0.06%)
62,873	Allegro.eu SA, 144A1	805,513	1,425,528

United Kingdom (2.32%)
726,800	Endava plc, ADR[1]	31,977,783	55,781,900

Shares		Cost	Value
Common Stocks (continued)
United States (53.66%)
305,555	10X Genomics, Inc., Cl A1	$28,039,425	$43,266,588
561,945	Acceleron Pharma, Inc.[1]	43,968,193	71,895,243
3,651	Airbnb, Inc., Cl A1	248,268	535,967
52,976	Alphabet, Inc., Cl C1	79,155,879	92,807,595
36,644	Amazon.com, Inc.[1]	85,125,573	119,346,943
237,258	Arrowhead Pharmaceuticals, Inc.[1]	15,277,934	18,204,806
121,136	BigCommerce Holdings, Inc.[1]	2,907,264	7,770,874
137,887	Bill.Com Holdings, Inc.[1]	5,238,091	18,821,576
345,988	Cloudflare, Inc., Cl A1	7,173,701	26,291,628
199,594	Crowdstrike Holdings, Inc., Cl A1	12,870,665	42,278,001
180,951	Datadog, Inc., Cl A1	6,822,184	17,812,816
71,594	DoorDash, Inc., Cl A1	7,302,588	10,220,044
640,074	Dynatrace, Inc.[1]	21,390,113	27,696,002
168,765	EPAM Systems, Inc.[1]	39,932,547	60,476,938
295,248	Facebook, Inc., Cl A1	64,996,076	80,649,944
350,583	Guardant Health, Inc.[1]	27,416,295	45,183,137
150,165	Illumina, Inc.[1]	49,300,735	55,561,050
8,586	nCino, Inc.[1]	266,166	621,712
58,333	Okta, Inc.[1]	6,160,801	14,831,749
2,995,470	Opendoor Technologies, Inc.[1,2,5]	29,954,700	63,354,190
633,753	PTC Therapeutics, Inc.[1]	31,035,838	38,677,946
218,810	RingCentral, Inc., Cl A1	57,180,330	82,922,426
1,493,774	Sarissa Capital Acquisition Corp.[1,3]	14,937,740	15,908,693
422,406	Schrödinger, Inc.[1]	15,544,854	33,446,107
630,571	Slack Technologies, Inc., Cl A1	18,426,938	26,635,319
154,198	Snowflake, Inc., Cl A1	18,503,760	43,391,317
338,161	Splunk, Inc.[1]	55,904,468	57,450,172
183,041	Twilio, Inc., Cl A1	29,578,269	61,959,378
150,396	Veeva Systems, Inc., Cl A1	23,416,298	40,945,311
1,000,838	ZoomInfo Technologies Inc., Cl A1	32,829,689	48,270,417
123,983	Zscaler, Inc.[1]	8,588,946	24,760,645

Total United States		839,494,328	1,291,994,534

Total Common Stocks		1,449,347,512	2,311,358,685

Private Convertible Preferred Stocks (1.04%)
United States (1.04%)
219,321	Farmers Business Network, Inc., Series F1,2,5	7,250,006	7,384,538
69,926	Resident Home, Inc., Series B1[1,2,5]	4,999,968	4,068,994
484,183	Rivian Automotive, Inc., Series E [1,2,5]	7,499,995	11,160,418
302,325	Zymergen, Inc., Series D1,2,5	2,249,993	2,482,088

Total Private Convertible Preferred Stocks		21,999,962	25,096,038

Warrants (0.05%)
Mexico (0.05%)
584,567	DD3 Acquisition Corp. II Forward Shares[1,2,3,5]	0	257,209
116,913	DD3 Acquisition Corp. II Founders Shares[1,2,3,5]	1,017	894,384

Total Warrants		1,017	1,151,593

32	See Notes to Financial Statements.

December 31, 2020	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2020

Principal Amount		Cost	Value
Short Term Investments (4.96%)
$119,467,118	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $119,467,118; (Fully collateralized by $45,721,200 U.S. Treasury Note, 1.75% due 7/31/2024; Market value - $48,556,043) and $67,458,500 U.S. Treasury Note, 2.375% due 8/15/2024; Market value - $73,300,490)[4]	$119,467,118	$119,467,118

Total Investments (102.06%)		$1,590,815,609	2,457,073,434

Liabilities Less Cash and Other Assets (-2.06%)			(49,484,043)

Net Assets			$2,407,589,391

Retail Shares (Equivalent to $51.34 per share based on 17,952,384 shares outstanding)			$921,693,835

Institutional Shares (Equivalent to $52.25 per share based on 28,148,634 shares outstanding)			$1,470,888,459

R6 Shares (Equivalent to $52.28 per share based on 287,031 shares outstanding)			$15,007,097

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2020, the market value of restricted and fair valued securities amounted to $89,691,283 or 3.73% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	See Note 10 regarding “Affiliated” companies.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $68,498,634 or 2.85% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2020	Percentage of Net Assets

Information Technology	38.7%

Consumer Discretionary	24.1%

Health Care	18.8%

Communication Services	9.2%

Real Estate	2.6%

Special Purpose Acquisition Company	1.7%

Financials	1.6%

Materials	0.4%

Cash and Other Assets Less Liabilities*	2.9%
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	33

Baron Real Estate Income Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (98.23%)
Communication Services (1.64%)
	Integrated Telecommunication Services (1.64%)
12,863	Cellnex Telecom S.A., 144A (Spain)[2,4]	$791,899	$772,461

Consumer Discretionary (13.16%)
	Casinos & Gaming (11.48%)
40,397	Las Vegas Sands Corp.	2,237,163	2,407,661
7,531	Penn National Gaming, Inc.[1]	305,059	650,453
54,752	Red Rock Resorts, Inc., Cl A	1,196,429	1,370,990
8,640	Wynn Resorts Ltd.	901,276	974,851

		4,639,927	5,403,955

	Hotels, Resorts & Cruise Lines (1.68%)
53,196	Extended Stay America, Inc.	727,185	787,833

Total Consumer Discretionary		5,367,112	6,191,788

Information Technology (3.22%)
	Internet Services & Infrastructure (2.68%)
13,465	GDS Holdings Limited, ADR[1,2]	999,167	1,260,863

	Internet Software & Services (0.54%)
7,360	21Vianet Group, Inc., ADR[1,2]	188,550	255,318

Total Information Technology		1,187,717	1,516,181

Real Estate (76.39%)
	Diversified REITs (6.40%)
24,365	American Assets Trust, Inc.	672,315	703,661
290,347	Colony Capital, Inc.	1,297,201	1,396,569
26,920	STORE Capital Corp.	839,374	914,742

		2,808,890	3,014,972

	Hotel & Resort REITs (6.30%)
16,406	Host Hotels & Resorts, Inc.	210,554	240,020
37,872	MGM Growth Properties LLC, Cl A	1,195,763	1,185,394
16,956	Park Hotels & Resorts, Inc.	269,134	290,795
66,480	Pebblebrook Hotel Trust	1,192,038	1,249,824

		2,867,489	2,966,033

	Industrial REITs (11.25%)
19,847	Duke Realty Corp.	759,846	793,285
27,162	Prologis, Inc.	2,617,650	2,706,965
26,958	Rexford Industrial Realty, Inc.	1,279,242	1,323,907
8,043	Terreno Realty Corp.	460,760	470,596

		5,117,498	5,294,753

	Office REITs (3.66%)
4,790	Boston Properties, Inc.	434,145	452,799
23,615	Douglas Emmett, Inc.	710,768	689,085
15,517	Vornado Realty Trust	577,371	579,405

		1,722,284	1,721,289

	Real Estate Operating Companies (2.06%)
54,350	Kennedy-Wilson Holdings, Inc.	947,660	972,321

	Residential REITs (15.74%)
35,535	American Homes 4 Rent, Cl A	1,046,559	1,066,050
26,881	Equity LifeStyle Properties, Inc.	1,651,469	1,703,180
20,035	Equity Residential	1,178,073	1,187,675
77,385	Invitation Homes, Inc.	2,202,662	2,298,335
7,576	Sun Communities, Inc.	1,084,225	1,151,173

		7,162,988	7,406,413

Shares		Cost	Value
Common Stocks (continued)

Real Estate (continued)

	Retail REITs (2.40%)
13,237	Simon Property Group, Inc.	$1,144,014	$1,128,851

	Specialized REITs (28.58%)
8,582	Alexandria Real Estate Equities, Inc.[3]	1,461,571	1,529,484
13,219	American Tower Corp.	2,895,874	2,967,137
29,395	Americold Realty Trust[3]	967,891	1,097,315
11,320	CoreSite Realty Corp.	1,379,813	1,418,169
8,040	Crown Castle International Corp.	1,220,649	1,279,888
6,953	Digital Realty Trust, Inc.	927,266	970,013
3,339	Equinix, Inc.	2,254,649	2,384,647
25,802	Gaming and Leisure Properties, Inc.	1,084,063	1,094,005
2,517	SBA Communications Corp.	694,743	710,121

		12,886,519	13,450,779

Total Real Estate		34,657,342	35,955,411

Utilities (3.82%)
	Multi-Utilities (3.21%)
30,547	Brookfield Infrastructure Partners L.P.[2]	1,502,442	1,509,022

	Renewable Electricity (0.61%)
6,674	Brookfield Renewable Partner L.P.[2]	283,095	287,983

Total Utilities		1,785,537	1,797,005

Total Common Stocks		43,789,607	46,232,846

Principal Amount
Short Term Investments (2.44%)
$1,150,917	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $1,150,917; (Fully collateralized by $1,105,400 U.S. Treasury Note, 1.75% due 7/31/2024; Market value - $1,173,938)[4]	1,150,917	1,150,917

Total Investments (100.67%)		$44,940,524	47,383,763

Liabilities Less Cash and Other Assets (-0.67%)			(317,390)

Net Assets			$47,066,373

Retail Shares (Equivalent to $14.08 per share based on 208,096 shares outstanding)			$2,929,884

Institutional Shares (Equivalent to $14.15 per share based on 3,077,061 shares outstanding)			$43,551,505

R6 Shares (Equivalent to $14.14 per share based on 41,365 shares outstanding)			$584,984

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $772,461 or 1.64% of net assets.

All securities are Level 1, unless otherwise noted.

34	See Notes to Financial Statements.

December 31, 2020	Baron Health Care Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (90.34%)
Health Care (88.31%)
	Biotechnology (25.53%)
20,451	Acceleron Pharma, Inc.[1]	$1,785,252	$2,616,501
6,200	argenx SE, ADR[1,2]	1,050,986	1,823,358
26,853	Arrowhead Pharmaceuticals, Inc.[1]	1,225,104	2,060,431
12,675	Biohaven Pharmaceutical Holding Co. Ltd.[1,2]	831,299	1,086,374
6,300	BioNTech SE, ADR[1,2]	591,896	513,576
25,876	Bridgebio Pharma, Inc.[1]	1,154,908	1,840,042
5,200	Denali Therapeutics, Inc.[1]	352,518	435,552
37,962	Dicerna Pharmaceuticals, Inc.[1]	919,756	836,303
34,514	Genmab A/S, ADR[1,2]	1,347,081	1,403,339
3,800	Moderna, Inc.[1]	510,612	396,986
16,897	PTC Therapeutics, Inc.[1]	892,110	1,031,224
25,671	Trillium Therapeutics, Inc.[1,2]	302,638	377,621
9,545	Vertex Pharmaceuticals Incorporated[1]	1,989,644	2,255,865
9,436	Zai Lab Limited, ADR[1,2]	505,108	1,277,068

		13,458,912	17,954,240

	Health Care Equipment (19.19%)
22,628	Abbott Laboratories	2,069,332	2,477,540
22,191	CryoPort, Inc.[1]	764,574	973,741
1,947	DexCom, Inc.[1]	420,701	719,845
3,416	Eargo, Inc.[1]	61,488	153,105
15,651	Edwards Lifesciences Corp.[1]	1,144,909	1,427,841
1,145	IDEXX Laboratories, Inc.[1]	276,772	572,351
16,128	Inari Medical, Inc.[1]	1,113,126	1,407,813
3,935	Inspire Medical Systems, Inc.[1,3]	218,891	740,134
2,715	Insulet Corp.[1]	410,862	694,035
1,211	Intuitive Surgical, Inc.[1]	642,005	990,719
900	Masimo Corporation[1]	134,241	241,542
9,700	Shockwave Medical, Inc.[1]	593,204	1,006,084
10,662	Silk Road Medical, Inc.[1,3]	332,294	671,493
3,449	Teleflex, Inc.	1,150,283	1,419,505

		9,332,682	13,495,748

	Health Care Services (1.21%)
4,100	Cigna Corp.	773,558	853,538

	Health Care Supplies (0.72%)
1,784	West Pharmaceutical Services, Inc.	286,973	505,425

	Health Care Technology (5.27%)
6,783	American Well Corp., Cl A1	153,710	171,813
6,738	Certara, Inc.[1,3]	154,974	227,205
28,264	GoodRx Holdings, Inc., Cl A1	1,172,586	1,140,170
21,319	Schrödinger, Inc.[1]	772,331	1,688,038
1,754	Veeva Systems, Inc., Cl A1	331,070	477,527

		2,584,671	3,704,753

	Life Sciences Tools & Services (16.34%)
5,440	10X Genomics, Inc., Cl A1	523,182	770,304
2,511	AbCellera Biologics, Inc.[1,2,3]	50,220	101,043
10,033	Adaptive Biotechnologies Corporation[1]	428,803	593,251
3,430	Bio-Techne Corporation	864,070	1,089,196
8,754	Guardant Health, Inc.[1,3]	758,217	1,128,216
1,623	ICON plc[1,2]	239,045	316,453
2,837	Illumina, Inc.[1]	848,377	1,049,690
3,302	IQVIA Holdings, Inc.[1]	483,678	591,619
730	Mettler-Toledo International, Inc.[1]	560,873	831,966
85,401	Pacific Biosciences of California, Inc.[1]	454,238	2,215,302
6,020	Seer, Inc.[1]	114,380	337,963
5,299	Thermo Fisher Scientific, Inc.	2,079,272	2,468,168

		7,404,355	11,493,171

	Managed Health Care (12.88%)
8,950	Humana, Inc.	3,408,660	3,671,917
15,372	UnitedHealth Group, Incorporated	4,710,967	5,390,653

		8,119,627	9,062,570

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)

	Pharmaceuticals (7.17%)
24,288	AstraZeneca PLC, ADR[2]	$1,064,787	$1,214,157
21,422	Dechra Pharmaceuticals PLC (United Kingdom)[2,4]	860,777	1,008,906
37,394	Sanofi, ADR[2]	1,775,158	1,816,975
6,078	Zoetis, Inc.	908,423	1,005,909

		4,609,145	5,045,947

Total Health Care		46,569,923	62,115,392

Real Estate (2.03%)
	Specialized REITs (2.03%)
8,029	Alexandria Real Estate Equities, Inc.[3]	1,248,893	1,430,928

Total Common Stocks		47,818,816	63,546,320

Principal Amount
Short Term Investments (11.86%)
$8,341,447	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $8,341,447; (Fully collateralized by $8,011,600 U.S. Treasury Note, 1.75% due 7/31/2024; Market value - $8,508,342)[4]	8,341,447	8,341,447

Total Investments (102.20%)		$56,160,263	71,887,767

Liabilities Less Cash and Other Assets (-2.20%)			(1,547,360)

Net Assets			$70,340,407

Retail Shares (Equivalent to $18.75 per share based on 1,430,564 shares outstanding)			$26,823,451

Institutional Shares (Equivalent to $18.88 per share based on 2,046,639 shares outstanding)			$38,637,558

R6 Shares (Equivalent to $18.87 per share based on 258,539 shares outstanding)			$4,879,398

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	35

Baron FinTech Fund	December 31, 2020

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Common Stocks (98.37%)
Communication Services (2.82%)
	Interactive Media & Services (2.82%)
4,800	Zillow Group, Inc., Cl C1	$573,316	$623,040
7,000	ZoomInfo Technologies, Inc., Cl A1	230,378	337,610

Total Communication Services		803,694	960,650

Consumer Discretionary (5.62%)
	Internet & Direct Marketing Retail (5.62%)
3,200	Alibaba Group Holding Limited, ADR[1,2]	775,204	744,736
700	MercadoLibre, Inc.[1]	957,241	1,172,654

Total Consumer Discretionary		1,732,445	1,917,390

Financials (18.10%)
	Financial Exchanges & Data (13.57%)
1,000	CME Group, Inc.	189,521	182,050
3,000	London Stock Exchange Group plc (United Kingdom)[2,3]	336,035	370,310
1,260	MarketAxess Holdings, Inc.	578,129	718,906
2,950	Moody’s Corp.	791,569	856,208
2,600	MSCI, Inc.	881,980	1,160,978
3,750	S&P Global, Inc.	1,205,416	1,232,737
1,700	Tradeweb Markets, Inc., Cl A	100,414	106,165

		4,083,064	4,627,354

	Insurance Brokers (1.50%)
17,000	BRP Group, Inc., Cl A1	497,848	509,490

	Investment Banking & Brokerage (1.50%)
7,600	Houlihan Lokey, Inc.	464,034	510,948

	Property & Casualty Insurance (1.23%)
2,100	Kinsale Capital Group, Inc.	271,854	420,273

	Thrifts & Mortgage Finance (0.30%)
5,000	Rocket Cos., Inc., Cl A1	95,523	101,100

Total Financials		5,412,323	6,169,165

Industrials (9.05%)
	Research & Consulting Services (9.05%)
740	CoStar Group, Inc.[1]	594,927	683,967
8,400	IHS Markit Ltd.[2]	668,665	754,572
9,700	TransUnion	881,245	962,434
3,300	Verisk Analytics, Inc.	581,478	685,047

Total Industrials		2,726,315	3,086,020

Information Technology (62.78%)
	Application Software (14.44%)
4,000	Bill.Com Holdings, Inc.[1]	427,992	546,000
3,200	Ceridian HCM Holding, Inc.[1]	290,650	340,992
5,500	Duck Creek Technologies, Inc.[1]	148,500	238,150
2,520	Fair Isaac Corp.[1]	1,094,855	1,287,821
7,500	Guidewire Software, Inc.[1]	867,675	965,475
4,050	Intuit, Inc.	1,296,443	1,538,392
70	nCino, Inc.[1]	2,170	5,069

		4,128,285	4,921,899

	Data Processing & Outsourced Services (33.54%)
570	Adyen N.V., 144A (Netherlands)[1,2,3]	670,295	1,324,418
6,100	Fidelity National Information Services, Inc.	863,039	862,906
180	FleetCor Technologies, Inc.[1]	51,949	49,110
2,100	Global Payments, Inc.	403,725	452,382

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)
	Data Processing & Outsourced Services (continued)
3,200	Jack Henry & Associates, Inc.	$520,220	$518,368
3,900	MasterCard Incorporated, Cl A	1,266,539	1,392,066
46,000	Network International Holdings plc, 144A (United Kingdom)[1,2,3]	236,341	207,262
15,000	Nuvei Corp., 144A (Canada)[1,2]	547,620	903,450
25,000	Paya Holdings, Inc., (formerly, FinTech Acquisition Corp. III) Cl A1	281,291	339,500
6,700	PayPal Holdings, Inc.[1]	1,078,132	1,569,140
17,000	Repay Holdings Corporation, Cl A1	320,579	463,250
6,400	Shift4 Payments, Inc., Cl A1	267,429	482,560
6,450	Square, Inc., Cl A1	1,131,131	1,403,778
6,700	Visa, Inc., Cl A	1,353,547	1,465,491

		8,991,837	11,433,681

	Internet Software & Services (2.99%)
900	Shopify, Inc., Cl A1,2	973,134	1,018,755

	IT Consulting & Other Services (11.81%)
2,900	Accenture plc, Cl A2	643,073	757,509
19,500	Endava plc, ADR[1,2]	1,086,314	1,496,625
4,000	EPAM Systems, Inc.[1]	1,116,482	1,433,400
27,000	Grid Dynamics Holdings, Inc.[1]	318,946	340,200

		3,164,815	4,027,734

Total Information Technology		17,258,071	21,402,069

Total Common Stocks		27,932,848	33,535,294

Principal Amount
Short Term Investments (15.84%)
$5,400,281	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2020, 0.00% due 1/4/2021; Proceeds at maturity - $5,400,281; (Fully collateralized by $5,186,700 U.S. Treasury Note, 1.75% due 7/31/2024; Market value - $5,508,290)[3]	5,400,281	5,400,281

Total Investments (114.21%)		$33,333,129	38,935,575

Liabilities Less Cash and Other Assets (-14.21%)			(4,843,286)

Net Assets			$34,092,289

Retail Shares (Equivalent to $14.69 per share based on 437,560 shares outstanding)			$6,429,355

Institutional Shares (Equivalent to $14.72 per share based on 1,626,491 shares outstanding)			$23,946,782

R6 Shares (Equivalent to $14.73 per share based on 252,331 shares outstanding)			$3,716,152

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of Rule 144A securities amounted to $2,435,130 or 7.14% of net assets.

All securities are Level 1, unless otherwise noted.

36	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$7,240,880,777	$606,223,447	$594,254,438	$997,680,475
“Affiliated” investments	—	—	—	—
Repurchase agreements, at value**	—	54,097,681	19,948,166	42,927,350

Total investments, at value	7,240,880,777	660,321,128	614,202,604	1,040,607,825
Foreign currency, at value†	—	—	1,678	—
Cash	166,340	—	17,615	—
Receivable for shares sold	18,443,656	2,792,507	1,718,827	8,260,574
Receivable for securities sold	—	—	—	7,856,521
Dividends and interest receivable	725,800	84,900	337,250	1,185,262
Prepaid expenses	531,140	342	370	728
Other assets	—	—	—	—

	7,260,747,713	663,198,877	616,278,344	1,057,910,910

Liabilities:
Payable for borrowings against line of credit	379,000,000	—	—	—
Payable for securities purchased	—	—	2,918,885	9,486,804
Payable for shares redeemed	5,137,613	392,975	219,308	1,097,050
Investment advisory fees payable (Note 4)	957	176	781	825
Distribution fees payable (Note 4)	684	913	772	640
Accrued capital gains taxes	—	—	1,114,297	—
Accrued expenses and other payables	816,540	74,076	120,707	120,535

	384,955,794	468,140	4,374,750	10,705,854

Net Assets	$6,875,791,919	$662,730,737	$611,903,594	$1,047,205,056

Net Assets consist of:
Paid-in capital	$993,576,314	$181,470,092	$431,690,899	$591,813,238
Distributable earnings/(losses)	5,882,215,605	481,260,645	180,212,695	455,391,818

Net Assets	$6,875,791,919	$662,730,737	$611,903,594	$1,047,205,056

Retail Shares:
Net Assets	$3,219,382,510	$157,764,205	$85,499,652	$321,750,862
Shares Outstanding ($0.01 par value; indefinite shares authorized)	19,608,491	3,638,698	2,674,365	9,136,943

Net Asset Value and Offering Price Per Share	$164.18	$43.36	$31.97	$35.21

Institutional Shares:
Net Assets	$3,191,386,407	$233,692,284	$362,894,670	$705,409,107
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,879,474	5,244,022	11,163,488	19,584,147

Net Asset Value and Offering Price Per Share	$169.04	$44.56	$32.51	$36.02

R6 Shares:
Net Assets	$465,023,002	$271,274,248	$163,509,272	$20,045,087
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,751,052	6,083,787	5,032,357	556,488

Net Asset Value and Offering Price Per Share	$169.03	$44.59	$32.49	$36.02

*Investments in securities, at cost
Unaffiliated investments	$1,673,643,196	$147,202,634	$399,552,320	$581,676,849
“Affiliated” investments	—	—	—	—
**Repurchase agreements, at cost	—	54,097,681	19,948,166	42,927,350

Total investments, at cost	$1,673,643,196	$201,300,315	$419,500,486	$624,604,199

†Foreign currency, at cost:	$—	$—	$1,688	$—

See Notes to Financial Statements.	37

Baron Select Funds	December 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$6,690,610,196	$2,309,997,843	$46,232,846	$63,546,320	$33,535,294
“Affiliated” investments	—	27,608,473	—	—	—
Repurchase agreements, at value**	92,606,105	119,467,118	1,150,917	8,341,447	5,400,281

Total investments, at value	6,783,216,301	2,457,073,434	47,383,763	71,887,767	38,935,575
Foreign currency, at value†	751,468	—	—	—	—
Cash	335,406	—	32,635	128,732	4,377
Receivable for shares sold	9,393,730	11,700,151	189,436	410,509	176,622
Receivable for securities sold	18,624,544	—	—	—	—
Dividends and interest receivable	2,189,479	—	146,703	14,674	2,125
Prepaid expenses	6,059	555	6	18	6
Other assets	399,247	—	—	—	—

	6,814,916,234	2,468,774,140	47,752,543	72,441,700	39,118,705

Liabilities:
Payable for borrowings against line of credit	—	—	—	—	—
Payable for securities purchased	32,055,930	54,018,797	607,455	2,004,043	4,948,557
Payable for shares redeemed	3,317,000	6,993,347	17,284	33,215	38,881
Investment advisory fees payable (Note 4)	656	290	—	235	—
Distribution fees payable (Note 4)	648	410	695	671	510
Accrued capital gains taxes	28,207,496	—	—	—	—
Accrued expenses and other payables	894,002	171,905	60,736	63,129	38,468

	64,475,732	61,184,749	686,170	2,101,293	5,026,416

Net Assets	$6,750,440,502	$2,407,589,391	$47,066,373	$70,340,407	$34,092,289

Net Assets consist of:
Paid-in capital	$4,649,180,418	$1,575,653,146	$44,851,420	$53,888,878	$28,500,649
Distributable earnings/(losses)	2,101,260,084	831,936,245	2,214,953	16,451,529	5,591,640

Net Assets	$6,750,440,502	$2,407,589,391	$47,066,373	$70,340,407	$34,092,289

Retail Shares:
Net Assets	$507,696,629	$921,693,835	$2,929,884	$26,823,451	$6,429,355
Shares Outstanding ($0.01 par value; indefinite shares authorized)	26,756,742	17,952,384	208,096	1,430,564	437,560

Net Asset Value and Offering Price Per Share	$18.97	$51.34	$14.08	$18.75	$14.69

Institutional Shares:
Net Assets	$6,228,805,640	$1,470,888,459	$43,551,505	$38,637,558	$23,946,782
Shares Outstanding ($0.01 par value; indefinite shares authorized)	326,858,488	28,148,634	3,077,061	2,046,639	1,626,491

Net Asset Value and Offering Price Per Share	$19.06	$52.25	$14.15	$18.88	$14.72

R6 Shares:
Net Assets	$13,938,233	$15,007,097	$584,984	$4,879,398	$3,716,152
Shares Outstanding ($0.01 par value; indefinite shares authorized)	730,981	287,031	41,365	258,539	252,331

Net Asset Value and Offering Price Per Share	$19.07	$52.28	$14.14	$18.87	$14.73

*Investments in securities, at cost
Unaffiliated investments	$4,042,450,585	$1,446,362,528	$43,789,607	$47,818,816	$27,932,848
“Affiliated” investments	—	24,985,963	—	—	—
**Repurchase agreements, at cost	92,606,105	119,467,118	1,150,917	8,341,447	5,400,281

Total investments, at cost	$4,135,056,690	$1,590,815,609	$44,940,524	$56,160,263	$33,333,129

†Foreign currency, at cost:	$748,818	$—	$—	$—	$—

38	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$14,600,323	$736,177	$4,828,786	$6,814,431
Interest	341	13,216	9,832	32,713
Securities lending income, net	208,363	—	—	—
Foreign taxes withheld on dividends	(92,696)	—	(418,229)	(47,172)

Total income	14,716,331	749,393	4,420,389	6,799,972

Expenses:
Investment advisory fees (Note 4)	38,755,314	3,798,830	3,302,410	6,951,499
Distribution fees — Retail Shares (Note 4)	4,643,702	195,981	167,123	618,232
Shareholder servicing agent fees and expenses — Retail Shares	180,560	25,734	21,918	45,643
Shareholder servicing agent fees and expenses — Institutional Shares	75,280	13,901	20,664	32,149
Shareholder servicing agent fees and expenses — R6 Shares	11,776	7,413	2,192	652
Line of credit fees	609,355	3,220	3,206	5,877
Reports to shareholders	452,698	22,419	79,904	165,972
Trustee fees and expenses (Note 4)	193,496	18,973	19,635	36,970
Registration and filing fees	184,972	68,032	76,258	99,017
Custodian and fund accounting fees	153,577	24,556	154,647	65,466
Professional fees	125,570	53,031	54,463	53,664
Administration fees	55,329	45,570	45,927	46,568
Insurance expense	29,449	2,868	3,139	6,221
Miscellaneous expenses	2,100	2,149	2,150	2,100

Total operating expenses	45,473,178	4,282,677	3,953,636	8,130,030

Interest expense on borrowings	9,804,410	—	—	—

Total expenses	55,277,588	4,282,677	3,953,636	8,130,030
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	(54,566)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(151,917)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	—	(13,320)	—

Net expenses	55,277,588	4,282,677	3,733,833	8,130,030

Net investment income (loss)	(40,561,257)	(3,533,284)	686,556	(1,330,058)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	516,877,663	36,240,736	(2,351,008)	86,932,225
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—	—
Net realized gain (loss) on foreign currency transactions	(49,825)	(880)	(119,953)	(56,840)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	3,640,857,238	314,240,389	122,435,813 [1]	192,254,003
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	—	—	12,122	—

Net gain (loss) on investments	4,157,685,076	350,480,245	119,976,974	279,129,388

Net increase (decrease) in net assets resulting from operations	$4,117,123,819	$346,946,961	$120,663,530	$277,799,330

[1]	Increase in accrued foreign capital gains tax of $1,073,974.

See Notes to Financial Statements.	39

Baron Select Funds	December 31, 2020

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$51,594,481	$263,623	$224,513	$162,756	$52,134
Interest	109,286	37,433	218	905	591
Securities lending income, net	—	330,560	—	—	686
Foreign taxes withheld on dividends	(6,236,464)	(20,160)	—	(12,099)	—

Total income	45,467,303	611,456	224,731	151,562	53,411

Expenses:
Investment advisory fees (Note 4)	50,847,229	10,440,914	52,828	213,459	101,904
Distribution fees — Retail Shares (Note 4)	1,283,455	1,226,672	4,566	29,241	8,510
Shareholder servicing agent fees and expenses — Retail Shares	62,432	50,071	13,099	15,382	13,687
Shareholder servicing agent fees and expenses — Institutional Shares	154,300	51,128	10,028	10,389	10,025
Shareholder servicing agent fees and expenses — R6 Shares	477	454	22	150	93
Line of credit fees	42,720	11,100	51	242	106
Reports to shareholders	1,126,313	284,133	2,508	5,345	2,038
Trustee fees and expenses (Note 4)	284,392	53,158	300	1,299	633
Registration and filing fees	233,310	194,790	54,860	55,155	96,218
Custodian and fund accounting fees	2,352,130	118,266	18,942	12,548	20,471
Professional fees	211,615	64,091	56,544	54,230	29,039
Administration fees	60,028	47,864	44,539	44,540	44,509
Insurance expense	52,119	4,316	48	148	46
Miscellaneous expenses	2,157	2,778	2,187	2,151	2,275

Total operating expenses	56,712,677	12,549,735	260,522	444,279	329,554

Interest expense on borrowings	—	—	—	—	—

Total expenses	56,712,677	12,549,735	260,522	444,279	329,554
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(114,757)	(61,192)	(73,439)	(64,176)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(151,062)	(125,461)	(79,993)	(107,360)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(1,867)	(12,953)	(19,686)	(28,497)

Net expenses	56,712,677	12,282,049	60,916	271,161	129,521

Net investment income (loss)	(11,245,374)	(11,670,593)	163,815	(119,599)	(76,110)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(108,817,427)[1]	(17,748,051)	(28,783)	1,452,108	57,480
Net realized gain (loss) on investments sold — “Affiliated” investments	(9,605,275)	—	—	—	—
Net realized gain (loss) on foreign currency transactions	(4,164,282)	(115,728)	(227)	719	119
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	1,505,953,031 [2]	786,388,186 [3]	1,540,261	12,943,885	5,602,446
Investments — “Affiliated” investments	9,105,404	2,622,510	—	—	—
Foreign currency translations	(11,207)	5,038	—	—	69

Net gain (loss) on investments	1,392,460,244	771,151,955	1,511,251	14,396,712	5,660,114

Net increase (decrease) in net assets resulting from operations	$1,381,214,870	$759,481,362	$1,675,066	$14,277,113	$5,584,004

[1]	Net of refund of foreign capital gains tax of $367,009.
[2]	Increase in accrued foreign capital gains tax of $28,207,496.
[3]	Decrease in accrued foreign capital gains tax of $149,208.

40	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(40,561,257)	$(27,282,389)	$(3,533,284)	$(1,056,594)	$686,556	$613,714
Net realized gain (loss)	516,827,838	42,371,737	36,239,856	9,264,307	(2,470,961)	(7,867,660)
Change in net unrealized appreciation (depreciation)	3,640,857,238	851,397,373	314,240,389	53,073,399	122,447,935	75,945,986

Increase (decrease) in net assets resulting from operations	4,117,123,819	866,486,721	346,946,961	61,281,112	120,663,530	68,692,040

Distributions to shareholders from:
Distributable earnings — Retail Shares	(113,598,594)	(3,617,885)	(3,931,446)	(856,916)	(14,352)	(66,199)
Distributable earnings — Institutional Shares	(109,111,985)	(3,010,801)	(6,234,860)	(1,561,032)	(410,918)	(660,211)
Distributable earnings — R6 Shares	(16,031,154)	(475,654)	(7,346,888)	(2,082,253)	(166,468)	(53,273)
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(238,741,733)	(7,104,340)	(17,513,194)	(4,500,201)	(591,738)	(779,683)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	559,092,962	90,037,627	68,880,699	1,825,164	26,213,357	27,933,618
Proceeds from the sale of shares — Institutional Shares	697,543,901	169,666,596	36,766,653	8,892,431	128,712,041	83,222,467
Proceeds from the sale of shares — R6 Shares	6,251,191	7,484,712	177,187	1,702,046	121,752,721	2,096,562
Net asset value of shares issued in reinvestment of distributions — Retail Shares	110,107,728	3,525,745	3,823,378	835,103	14,117	65,385
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	99,938,937	2,734,753	6,174,515	1,545,091	387,973	628,802
Net asset value of shares issues in reinvestment of distribution — R6 Shares	16,031,154	475,654	7,346,888	2,082,253	166,468	53,273
Cost of shares redeemed — Retail Shares	(635,019,449)	(192,661,119)	(33,508,896)	(5,363,028)	(35,319,590)	(23,715,267)
Cost of shares redeemed — Institutional Shares	(577,436,958)	(167,386,058)	(18,164,168)	(9,547,252)	(72,170,259)	(60,613,362)
Cost of shares redeemed — R6 Shares	(6,621,282)	(896,215)	(593,258)	(164,500)	(1,181,130)	(775,985)

Increase (decrease) in net assets derived from capital share transactions	269,888,184	(87,018,305)	70,902,998	1,807,308	168,575,698	28,895,493

Net increase (decrease) in net assets	4,148,270,270	772,364,076	400,336,765	58,588,219	288,647,490	96,807,850

Net Assets:
Beginning of year	2,727,521,649	1,955,157,573	262,393,972	203,805,753	323,256,104	226,448,254

End of year	$6,875,791,919	$2,727,521,649	$662,730,737	$262,393,972	$611,903,594	$323,256,104

Capital share transactions — Retail Shares
Shares sold	5,931,103	1,548,458	2,282,722	100,539	1,026,721	1,265,303
Shares issued in reinvestment of distributions	820,300	60,455	104,562	43,586	535	2,810
Shares redeemed	(6,747,487)	(3,279,145)	(1,181,125)	(296,123)	(1,701,129)	(1,067,849)

Net increase (decrease)	3,916	(1,670,232)	1,206,159	(151,998)	(673,873)	200,264

Capital share transactions — Institutional Shares
Shares sold	7,321,769	2,827,777	1,348,794	487,896	5,263,921	3,678,242
Shares issued in reinvestment of distributions	722,357	45,762	164,862	78,751	12,924	26,538
Shares redeemed	(5,924,627)	(2,807,163)	(688,173)	(530,047)	(3,097,993)	(2,713,113)

Net increase (decrease)	2,119,499	66,376	825,483	36,600	2,178,852	991,667

Capital share transactions — R6 Shares
Shares sold	58,969	121,486	5,929	94,945	4,367,165	97,848
Shares issued in reinvestment of distributions	115,970	7,958	196,053	106,075	5,507	2,249
Shares redeemed	(63,908)	(13,736)	(16,268)	(8,493)	(51,045)	(34,481)

Net increase (decrease)	111,031	115,708	185,714	192,527	4,321,627	65,616

See Notes to Financial Statements.	41

Baron Select Funds	December 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,330,058)	$303,296	$(11,245,374)	$23,588,977	$(11,670,593)	$(120,517)
Net realized gain (loss)	86,875,385	92,465,371	(122,586,984)	(336,710,970)	(17,863,779)	(9,227,493)
Change in net unrealized appreciation (depreciation)	192,254,003	125,806,629	1,515,047,228	1,166,198,553	789,015,734	71,003,713

Increase (decrease) in net assets resulting from operations	277,799,330	218,575,296	1,381,214,870	853,076,560	759,481,362	61,655,703

Distributions to shareholders from:
Distributable earnings — Retail Shares	(18,956,421)	(31,005,947)	—	(1,268,843)	—	—
Distributable earnings — Institutional Shares	(38,095,768)	(46,250,153)	—	(19,857,592)	—	—
Distributable earnings — R6 Shares	(1,132,357)	(1,593,775)	—	(45,104)	—	—
Return of capital — Retail Shares	—	—	—	(95,058)	—	—
Return of capital — Institutional Shares	—	—	—	(1,568,242)	—	—
Return of capital — R6 Shares	—	—	—	(3,565)	—	—

Decrease in net assets from distributions to shareholders	(58,184,546)	(78,849,875)	—	(22,838,404)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	76,559,948	16,452,757	117,433,009	147,502,488	734,007,575	193,694,207
Proceeds from the sale of shares — Institutional Shares	305,064,177	76,701,256	2,105,946,178	1,256,433,713	947,405,989	147,870,498
Proceeds from the sale of shares — R6 Shares	1,798,452	1,015,966	4,215,704	3,111,650	3,243,370	656,639
Net asset value of shares issued in reinvestment of distributions — Retail Shares	18,370,350	30,102,414	—	1,344,532	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	33,950,936	40,793,666	—	16,453,973	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	1,132,357	1,593,775	—	48,668	—	—
Cost of shares redeemed — Retail Shares	(92,585,183)	(66,992,253)	(375,743,958)	(353,218,303)	(281,103,529)	(77,443,109)
Cost of shares redeemed — Institutional Shares	(136,271,561)	(160,998,576)	(1,801,081,636)	(1,188,889,020)	(148,495,764)	(21,353,408)
Cost of shares redeemed — R6 Shares	(734,891)	(1,283,998)	(3,576,131)	(1,778,915)	(1,115,476)	(75,080)

Increase (decrease) in net assets derived from capital share transactions	207,284,585	(62,614,993)	47,193,166	(118,991,214)	1,253,942,165	243,349,747

Net increase (decrease) in net assets	426,899,369	77,110,428	1,428,408,036	711,246,942	2,013,423,527	305,005,450

Net Assets:
Beginning of year	620,305,687	543,195,259	5,322,032,466	4,610,785,524	394,165,864	89,160,414

End of year	$1,047,205,056	$620,305,687	$6,750,440,502	$5,322,032,466	$2,407,589,391	$394,165,864

Capital share transactions — Retail Shares
Shares sold	2,562,678	649,290	8,155,284	10,793,349	19,303,851	7,240,017
Shares issued in reinvestment of distributions	570,441	1,177,159	—	96,094	—	—
Shares redeemed	(3,428,339)	(2,651,592)	(26,716,751)	(26,095,893)	(7,439,963)	(2,958,414)

Net increase (decrease)	(295,220)	(825,143)	(18,561,467)	(15,206,450)	11,863,888	4,281,603

Capital share transactions — Institutional Shares
Shares sold	10,109,253	3,031,136	147,323,346	91,670,499	24,616,046	5,662,392
Shares issued in reinvestment of distributions	1,028,877	1,565,437	—	1,171,870	—	—
Shares redeemed	(5,053,153)	(6,306,297)	(135,448,663)	(86,550,571)	(3,774,570)	(813,999)

Net increase (decrease)	6,084,977	(1,709,724)	11,874,683	6,291,798	20,841,476	4,848,393

Capital share transactions — R6 Shares
Shares sold	55,801	41,273	301,153	223,760	83,000	24,195
Shares issued in reinvestment of distributions	34,393	61,161	—	3,464	—	—
Shares redeemed	(27,438)	(50,968)	(254,199)	(126,488)	(28,280)	(2,727)

Net increase (decrease)	62,756	51,466	46,954	100,736	54,720	21,468

42	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund		Baron FinTech Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020(1)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$163,815	$49,900	$(119,599)	$(42,533)	$(76,110)
Net realized gain (loss)	(29,010)	(36,830)	1,452,827	248,949	57,599
Change in net unrealized appreciation (depreciation)	1,540,261	1,076,340	12,943,885	3,217,623	5,602,515

Increase (decrease) in net assets resulting from operations	1,675,066	1,089,410	14,277,113	3,424,039	5,584,004

Distributions to shareholders from:
Distributable earnings —Retail Shares	(17,635)	(11,507)	(218,706)	—	—
Distributable earnings —Institutional Shares	(114,383)	(30,787)	(268,672)	—	—
Distributable earnings — R6 Shares	(4,502)	(4,958)	(47,650)	—	—
Return of capital — Retail Shares	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(136,520)	(47,252)	(535,028)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	1,912,222	876,061	20,094,347	2,623,253	6,974,228
Proceeds from the sale of shares — Institutional Shares	40,465,627	94,211	24,782,586	2,908,440	20,846,632
Proceeds from the sale of shares — R6 Shares	39,480	—	1,969,884	314,189	2,752,319
Net asset value of shares issued in reinvestment of distributions — Retail Shares	17,368	11,122	215,430	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	113,638	30,786	268,072	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	4,502	4,958	47,649	—	—
Cost of shares redeemed — Retail Shares	(827,453)	(179,430)	(4,152,506)	(1,669,658)	(1,776,462)
Cost of shares redeemed — Institutional Shares	(710,995)	(100,049)	(1,938,250)	(233,050)	(288,432)
Cost of shares redeemed — R6 Shares	(2,370)	(40,459)	(71,517)	(6,234)	—

Increase (decrease) in net assets derived from capital share transactions	41,012,019	697,200	41,215,695	3,936,940	28,508,285

Net increase (decrease) in net assets	42,550,565	1,739,358	54,957,780	7,360,979	34,092,289

Net Assets:
Beginning of year	4,515,808	2,776,450	15,382,627	8,021,648	—

End of year	$47,066,373	$4,515,808	$70,340,407	$15,382,627	$34,092,289

Capital share transactions — Retail Shares
Shares sold	160,782	81,529	1,325,369	238,252	605,522
Shares issued in reinvestment of distributions	1,486	1,030	12,657	—	—
Shares redeemed	(72,766)	(16,316)	(296,872)	(143,689)	(167,962)

Net increase (decrease)	89,502	66,243	1,041,154	94,563	437,560

Capital share transactions — Institutional Shares
Shares sold	2,895,052	9,722	1,462,806	250,393	1,653,709
Shares issued in reinvestment of distributions	8,609	2,879	15,649	—	—
Shares redeemed	(57,219)	(8,933)	(132,574)	(21,618)	(27,218)

Net increase (decrease)	2,846,442	3,668	1,345,881	228,775	1,626,491

Capital share transactions — R6 Shares
Shares sold	3,411	—	159,004	27,069	252,331
Shares issued in reinvestment of distributions	392	463	2,782	—	—
Shares redeemed	(222)	(4,167)	(5,708)	(500)	—

Net increase (decrease)	3,581	(3,704)	156,078	26,569	252,331

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.

See Notes to Financial Statements.	43

Baron Select Funds	December 31, 2020

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2020

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase in net assets resulting from operations	$4,117,123,819
Adjustments to reconcile net increase (decease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(497,160,605)
Proceeds from sales of portfolio securities	878,803,261
Net purchases, sales and maturities of short term investments	406,322
Decrease in dividends and interest receivable	2,348,573
Increase in prepaid expenses	(185,427)
Decrease in accrued expenses	(1,114,363)
Net realized gain on investments	(516,804,864)
Change in net unrealized appreciation of investments	(3,640,300,507)

Net cash provided (used) by operating activities	$343,116,209

Cash Provided in Financing Activities
Distributions paid to shareholders	(12,663,914)
Proceeds from shares sold	1,247,289,193
Payment for shares redeemed	(1,216,075,148)
Gross borrowings against line of credit	(1,047,500,000)
Gross repayments against line of credit	686,000,000

Net cash provided (used) in financing activities	(342,949,869)

Net increase in cash	166,340
Cash at beginning of year	—

Cash at end of year	166,340

Supplemental cash flow information:
Interest paid	$11,008,548

44	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 10 series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron WealthBuilder Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. Baron WealthBuilder Fund is presented in a separate report. Each Fund’s investment objective is to seek capital appreciation and, for Baron Real Estate Income Fund only, current income. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Real Estate Income Fund invests its assets in U.S. and non-U.S. real estate income-producing securities and other real estate securities. Baron Health Care Fund invests its assets primarily in equity securities engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. Baron FinTech Fund invests its assets primarily in securities of companies that develop, use, or rely on innovative technologies or services, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management. Baron FinTech Fund commenced investment operations on January 2, 2020.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type;

Baron Select Funds	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which a Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 47% and 38%, respectively, of these Fund’s net assets as of December 31, 2020, the NAVs of the Funds will be materially impacted by the price of Tesla stock.

d) Non-Diversified Portfolio.  Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified Fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified Fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified Funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of a Fund’s investments, combined with a Fund’s non-diversified portfolio, may result in a Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, a Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 47% and 38%, respectively, of these Funds’ net assets as of December 31, 2020, the Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

g) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Baron Partners Fund, Baron Global Advantage Fund, and Baron FinTech Fund participated in securities lending activities during the year ended December 31, 2020. There were no securities on loan at December 31, 2020.

h) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2020, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

i) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

j) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

k) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

l) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

m) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

n) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2020 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$494,569,777	$875,587,053
Baron Focused Growth Fund	66,871,033	70,979,393
Baron International Growth Fund	305,173,063	149,205,317
Baron Real Estate Fund	587,635,825	480,195,691
Baron Emerging Markets Fund	2,801,718,515	2,766,453,538
Baron Global Advantage Fund	1,291,174,392	99,166,996
Baron Real Estate Income Fund	43,872,561	3,534,382
Baron Health Care Fund	43,994,573	9,655,460
Baron FinTech Fund	28,957,062	1,081,694

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, and Baron Emerging Markets Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund and Baron FinTech Fund equal to 0.88%, 0.85%, 0.75%, 0.75% and 0.80%,

Baron Select Funds	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2020, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron International Growth Fund	$—	$337,227	$58,327
Baron Emerging Markets Fund	—	3,718,755	960,411
Baron Global Advantage Fund	4,055,982	—	—

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 29, 2021. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Effective Federal Funds Rate or the one month LIBOR rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2020, interest expense incurred on these loans amounted to $9,804,410. During the year ended December 31, 2020, Baron Partners Fund had an average daily balance on the line of credit of $695.3 million at a weighted average interest rate of 1.41%. At December 31, 2020, Baron Partners Fund had an outstanding balance in the amount of $379,000,000.

The Funds (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% and the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES

At December 31, 2020, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2020, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$68,936,929

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	151,607,760

Private Partnerships
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	197,815

Total Restricted Securities:		$220,742,504

(Cost $128,250,007)† (3.21% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$6,487,985

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	11,049,529

Total Restricted Securities:		$17,537,514

(Cost $9,949,836)† (2.65% of Net Assets)

	Baron International Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Topicus.com, Inc.	12/23/2020	$40,431

(Cost $0) (0.01% of Net Assets)

	Baron Real Estate Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Opendoor Technologies, Inc.	12/16/2020	$31,679,993

(Cost $14,978,720) (3.03% of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
DD3 Acquisition Corp. II	12/10/2020	$274,196

Warrants
DD3 Acquisition Corp. II	12/10/2020	3,529,767

Total Restricted Securities:		$3,803,963

(Cost $268,297)† (0.06% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

Baron Select Funds	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
DD3 Acquisition Corp. II	12/10/2020	$89,462
Opendoor Technologies, Inc.	12/16/2020	63,354,190

Private Convertible Preferred Stocks
Farmers Business Network, Inc. Series F	7/31/2020	7,384,538
Resident Home, Inc., Series B-1	12/3/2020	4,068,994
Rivian Automotive, Inc. Series E	7/10/2020	11,160,418
Zymergen, Inc., Series D	7/29/2020	2,482,088

Warrants
DD3 Acquisition Corp. II	12/10/2020	1,151,593

Total Restricted Securities:		$89,691,283

(Cost $52,042,195)† (3.73% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$6,882,477,777	$137,660,496	$—	$7,020,138,273
Private Common Stocks	—	—	68,936,929	68,936,929
Private Preferred Stocks	—	—	151,607,760	151,607,760
Private Partnerships	—	—	197,815	197,815

Total Investments	$6,882,477,777	$137,660,496	$220,742,504	$7,240,880,777

†	See Statements of Net Assets for additional detailed categorizations.

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$575,083,925	$13,602,008	$—	$588,685,933
Private Common Stocks	—	—	6,487,985	6,487,985
Private Preferred Stocks	—	—	11,049,529	11,049,529
Short Term Investments	—	54,097,681	—	54,097,681

Total Investments	$575,083,925	$67,699,689	$17,537,514	$660,321,128

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$214,802,266	$379,411,741	$40,431	$594,254,438
Short Term Investments	—	19,948,166	—	19,948,166

Total Investments	$214,802,266	$399,359,907	$40,431	$614,202,604

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$933,761,090	$32,239,392	$31,679,993	$997,680,475
Short Term Investments	—	42,927,350	—	42,927,350

Total Investments	$933,761,090	$75,166,742	$31,679,993	$1,040,607,825

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,854,872,559	$4,831,933,674	$274,196	$6,687,080,429
Warrants†	—	—	3,529,767	3,529,767
Short Term Investments	—	92,606,105	—	92,606,105

Total Investments	$1,854,872,559	$4,924,539,779	$3,803,963	$6,783,216,301

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,100,995,388	$146,919,645	$63,443,652	$2,311,358,685
Private Convertible Preferred Stocks	—	—	25,096,038	25,096,038
Warrants†	—	—	1,151,593	1,151,593
Short Term Investments	—	119,467,118	—	119,467,118

Total Investments	$2,100,995,388	$266,386,763	$89,691,283	$2,457,073,434

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$45,460,385	$772,461	$—	$46,232,846
Short Term Investments	—	1,150,917	—	1,150,917

Total Investments	$45,460,385	$1,923,378	$—	$47,383,763

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$62,537,414	$1,008,906	$—	$63,546,320
Short Term Investments	—	8,341,447	—	8,341,447

Total Investments	$62,537,414	$9,350,353	$—	$71,887,767

	Baron FinTech Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$31,633,304	$1,901,990	$—	$33,535,294
Short Term Investments	—	5,400,281	—	5,400,281

Total Investments	$31,633,304	$7,302,271	$—	$38,935,575

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2019	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2020	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2020
Private Common Stocks
Industrials	$50,954,697	$—	$—	$17,982,232	$—	$—	$—	$—	$68,936,929	$17,982,232
Private Preferred Stocks
Industrials	89,580,822	—	—	32,026,968	29,999,970	—	—	—	151,607,760	32,026,968
Private Partnerships
Financials	193,268	—	—	4,547	—	—	—	—	197,815	4,547

Total	$140,728,787	$—	$—	$50,013,747	$29,999,970	$—	$—	$—	$220,742,504	$50,013,747

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2019	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2020	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2020
Private Common Stocks
Industrials	$4,795,591	$—	$—	$1,692,394	$—		$—	$—	$—	$6,487,985	$1,692,394
Private Preferred Stocks
Industrials	6,293,973	—	—	2,255,626	2,499,930		—	—	—	11,049,529	2,255,626

Total	$11,089,564	$—	$—	$3,948,020	$2,499,930		$—	$—	$—	$17,537,514	$3,948,020

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2019	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2020	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2020
Common Stocks
Information Technology	$—	$—	$—	$40,431	$—	*	$—	$—	$—	$40,431	$40,431

* Represents security received (Topicus.com) as a spinoff from Constellation Software, Inc. on December 23, 2020.

	Baron Real Estate Fund

Investments in Securities	Balance as of December 31, 2019	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3[1]	Balance as of December 31, 2020	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2020
Common Stocks
Real Estate	$—	$—	$—	$16,701,273	$14,978,720		$—	$—	$—	$31,679,993	$16,701,273

	$—	$—	$—	$16,701,273	$14,978,720		$—	$—	$—	$31,679,993	$16,701,273

Baron Select Funds	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2019	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3[1]	Balance as of December 31, 2020	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2020
Common Stocks
Real Estate	$8,693,544	$—	$—	$(4,360,702)	$—	$—	$—	$(4,332,842)	$—	$—
Special Purpose Acquisition Company	—	—	—	9,015	265,181	—	—	—	274,196	9,015
Warrants
Special Purpose Acquisition Company	—	—	—	3,526,651	3,116	—	—	—	3,529,767	3,526,651

	$8,693,544	$—	$—	$(825,036)	$268,297	$—	$—	$(4,332,842)	$3,803,963	$3,535,666

[1] Hemisphere Properties India Limited transferred out of Level 3 due to its listing on the National Stock Exchange of India Limited on October 26, 2020.

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2019	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2020	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2020
Common Stocks
Real Estate	$—	$—	$—	$33,399,490	$29,954,700	$—	$—	$—	$63,354,190	$33,399,490
Special Purpose Acquisition Company	—	—	—	2,946	86,516	—	—	—	89,462	2,946
Warrants
Special Purpose Acquisition Company	—	—	—	1,150,576	1,017	—	—	—	1,151,593	1,150,576
Private Convertible Preferred Stocks
Consumer Discretionary	—	—	—	2,729,449	12,499,963	—	—	—	15,229,412	2,729,449
Materials	—	—	—	366,627	9,499,999	—	—	—	9,866,626	366,627

	$—	$—	$—	$37,649,088	$52,042,195	$—	$—	$—	$89,691,283	$37,649,088

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2020 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of December 31, 2020	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2020	Range used on December 31, 2020
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$220,544,689*	Combination of discounted cash flow analysis, current value via comparable companies, option-pricing, and arms-length transaction methods	Change in the composite equity index of comparable companies	0.02%	(7.82)% - 1.44%
				Discount for lack of marketability	5.70%	5.70%
				Estimated volatility of the returns of equity[1]	49.80%	40.33% - 69.59%

Baron Focused Growth Fund

Sector	Company	Fair Value as of December 31, 2020	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2020	Range used on December 31, 2020
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$17,537,514*	Combination of discounted cash flow analysis, current value via comparable companies, option-pricing, and arms-length transaction methods.	Change in the composite equity index of comparable companies	0.02%	(7.82)% - 1.44%
				Discount for lack of marketability	5.70%	5.70%
				Estimated volatility of the returns of equity[1]	49.80%	40.33% -69.59%

Baron Real Estate Fund

Sector	Company	Fair Value as of December 31, 2020	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2020	Range used on December 31, 2020
Common Stocks: Real Estate	Opendoor Technologies, Inc.	$31,679,993	Discount for lack of marketability calculated using option pricing	Discount for lack of marketability	6.94%	6.94%
				Estimated volatility of the returns of equity[2]	106.83%	106.83%

Baron Select Funds	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund

Sector	Company	Fair Value as of December 31, 2020	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2020	Range used on December 31, 2020
Common Stocks: Real Estate	Opendoor Technologies, Inc.	$63,354,190	Discount for lack of marketability calculated using option pricing	Discount for lack of marketability	6.94%	6.94%
				Estimated volatility of the returns of equity[2]	106.83%	106.83%
Private Convertible Preferred Stocks: Consumer Discretionary	Resident Home, Inc.	$4,068,994	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	1.07%	(2.11)% - 5.24%
				Discount for lack of marketability	30.14%	30.14%
				Estimated volatility of the returns of equity[3]	68.07%	44.03% - 79.10%
				Scenario Probabilities: Scenario A / Scenario B	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Consumer Discretionary	Rivian Automotive LLC	$11,160,418	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	0.02%	(4.62)% - 1.57%
				Discount for lack of marketability	16.20%	16.20%
				Estimated volatility of the returns of equity[3]	62.25%	28.48% - 89.46%
				Scenario Probabilities: Scenario A / Scenario B	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Materials	Farmers Business Network, Inc.	$7,384,538	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.59)%	(4.31)% - 3.08%
				Discount for lack of marketability	22.35%	22.35%
				Estimated volatility of the returns of equity[4]	60.04%	38.51% - 113.56%
				Scenario Probabilities: Scenario A / Scenario B	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Materials	Zymergen, Inc.	$2,482,088	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.15)%	(6.01)% - 3.99%
				Discount for lack of marketability	25.68%	25.68%
				Estimated volatility of the returns of equity[5]	68.54%	30.82% - 159.18%
				Scenario Probabilities: Scenario A / Scenario B	50% / 50%	50% - 50%

[1]

The volatility was calculated as a weighted-average of the volatilities used for the two business segments of the company. Each business segment’s volatility was calculated as the simple average volatilities of comparable companies relevant to that business segment.

[2]	The volatility was calculated using the daily returns of the publicly traded stock of the company.

[3]	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.

[4]

The volatility was calculated as a weighted-average of the volatilities of two groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

[5]	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.

*	The fair value as of December 31, 2020 includes a third party transaction price.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2020, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between distributable earnings and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, passive foreign investment companies, and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Distributable Earnings/(Losses)	Paid-In Capital
Baron Partners Fund	$66,706,644	$(66,706,644)
Baron Focused Growth Fund	3,534,164	(3,534,164)
Baron International Growth Fund	—	—
Baron Real Estate Fund	—	—
Baron Emerging Markets Fund	15,208,096	(15,208,096)
Baron Global Advantage Fund	8,370,343	(8,370,343)
Baron Real Estate Income Fund	—	—
Baron Health Care Fund	—	—
Baron FinTech Fund	7,636	(7,636)

As of December 31, 2020, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,676,250,415	$201,300,315	$421,882,294	$630,921,724	$4,174,818,349

Gross tax unrealized appreciation	5,571,971,897	460,050,226	198,313,149	410,826,118	2,686,130,539
Gross tax unrealized depreciation	(7,341,535)	(1,029,413)	(5,992,839)	(1,140,017)	(77,732,587)

Net tax unrealized appreciation (depreciation)	5,564,630,362	459,020,813	192,320,310	409,686,101	2,608,397,952
Net tax unrealized currency appreciation (depreciation)	—	—	(1,102,775)	—	(28,206,378)
Undistributed ordinary income	—	—	626,117	21,140,646	—
Undistributed net realized gain	317,585,243	22,239,832	—	24,565,071	—
Capital loss carryforwards	—	—	(11,630,957)	—	(478,931,490)
Paid-in capital	993,576,314	181,470,092	431,690,899	591,813,238	4,649,180,418

Net Assets	$6,875,791,919	$662,730,737	$611,903,594	$1,047,205,056	$6,750,440,502

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund
Cost of investments	$1,594,178,451	$44,960,486	$56,261,143	$33,344,004

Gross tax unrealized appreciation	866,865,287	2,492,516	15,934,440	5,663,413
Gross tax unrealized depreciation	(3,970,304)	(69,239)	(307,816)	(71,842)

Net tax unrealized appreciation (depreciation)	862,894,983	2,423,277	15,626,624	5,591,571
Net tax unrealized currency appreciation (depreciation)	—	—	—	69
Undistributed ordinary income	—	19,861	824,905	—
Undistributed net realized gain	—	—	—	—
Capital loss carryforwards	(30,958,738)	(228,185)	—	—
Paid-in capital	1,575,653,146	44,851,420	53,888,878	28,500,649

Net Assets	$2,407,589,391	$47,066,373	$70,340,407	$34,092,289

Baron Select Funds	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2020, the Funds had capital loss carryforwards as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short term:
No expiration date	$—	$—	$11,630,957	$—	$166,852,641

Long term:
No expiration date	$—	$—	$—	$—	$312,078,849

Capital loss carryforward utilized during the year ended December 31, 2020	$—	$—	$—	$—	$—

	Baron Global Advantage Fund	Baron Real Estate Income Fund		Baron Health Care Fund	Baron FinTech Fund
Short term:
No expiration date	$30,576,285	$228,185	[1]	$—	$—

Long term:
No expiration date	$382,453	$—		$—	$—

Capital loss carryforward utilized during the year ended December 31, 2020	$—	$—		$—	$—

[1]	Future utilization of losses may be subject to limitations under current tax laws.

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31, 2020			Year Ended December 31, 2019

Fund	Ordinary[2]	Long Term Capital Gain	Return of Capital	Ordinary[2]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$238,741,733	$—	$—	$7,104,340	$—
Baron Focused Growth Fund	—	17,513,194	—	—	4,500,201	—
Baron International Growth Fund	591,738	—	—	694,884	84,799	—
Baron Real Estate Fund	8,814,350	49,370,196	—	524,560	78,325,315	—
Baron Emerging Markets Fund	—	—	—	21,171,539	—	1,666,865
Baron Global Advantage Fund	—	—	—	—	—	—
Baron Real Estate Income Fund	136,520	—	—	47,252	—	—
Baron Health Care Fund	535,028	—	—	—	—	—
Baron FinTech Fund	—	—	—	—	—	—

[2]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2020, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2020, the officers, trustees and portfolio managers owned, directly or indirectly, 48.59% of Baron Focused Growth Fund, 18.50% of Baron Health Care Fund, and 26.83% of Baron FinTech Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron Health Care Fund, and Baron FinTech Fund shareholders.

December 31, 2020	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

Baron Emerging Markets Fund

Name of issuer	Value at December 31, 2019	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2020	Value at December 31, 2020	% of Net Assets at December 31, 2020
No longer an “Affiliated” Company as of December 31, 2020:
Lekoil Ltd.	$1,802,801	$—	$1,302,931	$9,105,405	$(9,605,275)	$—	—	$—	0.00%

Baron Global Advantage Fund

Name of issuer	Value at December 31, 2019	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2020	Value at December 31, 2020	% of Net Assets at December 31, 2020
“Affiliated” Company as of December 31, 2020:
DD3 Acquisition Corp. II	$—	$9,960,690	$—	$498,035	$—	$—	996,069	$10,458,725	0.43%
DD3 Acquisition Corp. II Forward Shares	—	—	—	257,209	—	—	584,567	257,209	0.01%
DD3 Acquisition Corp. II Founders Shares	—	1,017	—	893,367	—	—	116,913	894,384	0.04%
DD3 Acquisition Corp. II Private Units	—	86,516	—	2,946	—	—	8,652	89,462	0.00%
Sarissa Capital Acquisition Corp.	—	14,937,740	—	970,953	—	—	1,493,774	15,908,693	0.66%

	$—	$24,985,963	$—	$2,622,510	$—	$—		$27,608,473

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2020.

11. COVID-19 RISK

The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and general uncertainty on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

12. SUBSEQUENT EVENT

On November 12, 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, beginning January 11, 2021, U.S. persons (which includes the Funds) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a “Communist Chinese military company” (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the U.S. Department of Defense (the “DOD”) or the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), unless such transactions are for purposes of divestment and occur through November 11, 2021. In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban from January 11, 2021 to January 28, 2021. In addition, U.S. persons also are prohibited from transacting in newly designated CCMC Securities 60 days after such designation. As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, U.S. persons may divest their holdings in the 31 CCMCs initially designated at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several “Frequently Asked Questions” (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order’s application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund’s total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name “close matches the name” of an entity designated as a Communist Chinese military company.

A Fund’s holdings in CCMC Securities may adversely impact the Fund’s performance. The extent of any impact will depend on future developments, including a Fund’s ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain. Fund management will continue to monitor developments relating to the Order.

Baron Select Funds	December 31, 2020

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Total expenses (%)		Less: interest expense (%)	Net Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	69.04	(1.12)[1]	102.29	101.17	0.00	(6.03)	(6.03)	164.18	148.56	1.56		(0.25)	1.31		(1.18)	3,219.4	10.70

2019	47.77	(0.75)[1]	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	2.22		(0.90)	1.32		(1.29)	1,353.6	7.97

2018	48.75	(0.61)[1]	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03		(0.71)	1.32		(1.13)	1,016.2	8.09

2017	37.06	(0.38)[1]	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19

2016	35.62	(0.11)[1]	1.55	1.44	0.00	0.00	0.00	37.06	4.04	1.78		(0.43)	1.35		(0.31)	913.9	15.59

2015	36.74	(0.05)[1]	(0.95)	(1.00)	(0.12)	0.00	(0.12)	35.62	(2.71)	1.52		(0.20)	1.32		(0.13)	1,107.5	17.08

2014	33.32	0.23 [1]	3.19	3.42	0.00	0.00	0.00	36.74	10.26	1.51		(0.19)	1.32		0.66	1,256.3	30.82

2013	22.56	(0.19)[1]	10.95	10.76	0.00	0.00	0.00	33.32	47.69	1.67		(0.29)	1.38		(0.66)	1,125.6	18.57

2012	19.39	(0.04)[1]	3.21	3.17	0.00	0.00	0.00	22.56	16.35	1.74		(0.34)	1.40		(0.18)	653.7	13.04

2011	20.57	(0.14)[1]	(1.04)	(1.18)	0.00	0.00	0.00	19.39	(5.74)	1.71		(0.36)	1.35		(0.69)	970.4	16.96

INSITUTIONAL SHARES

Year Ended December 31,

2020	70.82	(0.92)[1]	105.17	104.25	0.00	(6.03)	(6.03)	169.04	149.18	1.30		(0.25)	1.05		(0.93)	3,191.4	10.70

2019	48.86	(0.62)[1]	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	1,187.0	7.97

2018	49.73	(0.49)[1]	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77		(0.71)	1.06		(0.88)	815.6	8.09

2017	37.70	(0.27)[1]	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19

2016	36.15	(0.02)[1]	1.57	1.55	0.00	0.00	0.00	37.70	4.29	1.52		(0.43)	1.09		(0.05)	645.3	15.59

2015	37.28	0.04 [1]	(0.95)	(0.91)	(0.22)	0.00	(0.22)	36.15	(2.43)	1.26		(0.20)	1.06		0.11	793.3	17.08

2014	33.72	0.25 [1]	3.31	3.56	0.00	0.00	0.00	37.28	10.56	1.26		(0.20)	1.06		0.69	681.5	30.82

2013	22.78	(0.12)[1]	11.06	10.94	0.00	0.00	0.00	33.72	48.02	1.41		(0.30)	1.11		(0.41)	349.0	18.57

2012	19.52	0.04 [1]	3.22	3.26	0.00	0.00	0.00	22.78	16.70	1.48		(0.35)	1.13		0.18	146.5	13.04

2011	20.66	(0.08)[1]	(1.06)	(1.14)	0.00	0.00	0.00	19.52	(5.52)	1.45		(0.36)	1.09		(0.41)	123.7	16.96

R6 SHARES

Year Ended December 31,

2020	70.82	(0.91)[1]	105.15	104.24	0.00	(6.03)	(6.03)	169.03	149.16	1.30		(0.25)	1.05		(0.93)	465.0	10.70

2019	48.86	(0.62)[1]	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	186.9	7.97

2018	49.73	(0.46)[1]	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79		(0.73)	1.06		(0.82)	123.4	8.09

2017	37.71	(0.26)[1]	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19

2016[4]	38.61	(0.01)[1]	(0.89)	(0.90)	0.00	0.00	0.00	37.71	(2.33)[2]	1.62	[3]	(0.53)[3]	1.09	[3]	(0.04)[3]	8.3	15.59

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

60	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	20.18	(0.32)[1]	24.74	24.42	0.00	(1.24)	(1.24)	43.36	122.21		1.35		0.00	1.35		(1.15)	157.7	18.09

2019	15.81	(0.12)[1]	4.85	4.73	0.00	(0.36)	(0.36)	20.18	30.03	[3]	1.39	[8]	(0.04)	1.35		(0.67)	49.1	4.53

2018	15.38	(0.08)[1]	0.68	0.60	0.00	(0.17)	(0.17)	15.81	3.75	[3]	1.39	[8]	(0.04)	1.35		(0.49)	40.9	1.85

2017	12.43	(0.09)[1]	3.36	3.27	(0.00)[2]	(0.32)	(0.32)	15.38	26.36	[3]	1.40		(0.05)	1.35		(0.64)	42.4	11.48

2016	13.09	0.01 [1]	0.08	0.09	0.00	(0.75)	(0.75)	12.43	0.67	[3]	1.43		(0.08)	1.35		0.11	37.7	14.31

2015	14.21	(0.01)[1]	(0.35)	(0.36)	(0.02)	(0.74)	(0.76)	13.09	(2.42)[3]		1.39		(0.04)	1.35		(0.10)	43.7	12.18

2014	13.97	0.04 [1]	0.29	0.33	0.00	(0.09)	(0.09)	14.21	2.35	[3]	1.39		(0.04)	1.35		0.31	46.1	36.92

2013	11.26	(0.07)[1]	2.95	2.88	(0.17)	0.00	(0.17)	13.97	25.69	[3]	1.42		(0.07)	1.35		(0.53)	47.6	33.67

2012	9.71	0.24 [1]	1.31	1.55	0.00	0.00	0.00	11.26	15.96	[3]	1.48		(0.13)	1.35		2.30	31.4	38.38

2011	9.85	(0.07)[1]	(0.07)	(0.14)	0.00	0.00	0.00	9.71	(1.42)[3]		1.48		(0.13)	1.35		(0.69)	28.3	44.58

INSTITUTIONAL SHARES

Year Ended December 31,

2020	20.67	(0.24)[1]	25.37	25.13	0.00	(1.24)	(1.24)	44.56	122.75		1.07		0.00	1.07		(0.88)	233.7	18.09

2019	16.15	(0.08)[1]	4.96	4.88	0.00	(0.36)	(0.36)	20.67	30.33	[3]	1.11	[8]	(0.01)	1.10		(0.42)	91.3	4.53

2018	15.66	(0.05)[1]	0.71	0.66	0.00	(0.17)	(0.17)	16.15	4.07		1.09	[8]	0.00	1.09		(0.30)	70.7	1.85

2017	12.63	(0.06)[1]	3.41	3.35	(0.00)[2]	(0.32)	(0.32)	15.66	26.59	[3]	1.12		(0.02)	1.10		(0.39)	127.8	11.48

2016	13.25	0.05 [1]	0.08	0.13	0.00	(0.75)	(0.75)	12.63	0.97	[3]	1.13		(0.03)	1.10		0.37	128.9	14.31

2015	14.37	0.02 [1]	(0.34)	(0.32)	(0.06)	(0.74)	(0.80)	13.25	(2.12)		1.09		0.00	1.09		0.16	140.5	12.18

2014	14.10	0.08 [1]	0.28	0.36	0.00	(0.09)	(0.09)	14.37	2.54		1.09		0.00	1.09		0.56	149.2	36.92

2013	11.35	(0.04)[1]	2.99	2.95	(0.20)	0.00	(0.20)	14.10	26.09	[3]	1.12		(0.02)	1.10		(0.28)	148.4	33.67

2012	9.77	0.26 [1]	1.32	1.58	0.00	0.00	0.00	11.35	16.17	[3]	1.16		(0.06)	1.10		2.53	87.9	38.38

2011	9.88	(0.04)[1]	(0.07)	(0.11)	0.00	0.00	0.00	9.77	(1.11)[3]		1.18		(0.08)	1.10		(0.40)	63.6	44.58

R6 SHARES

Year Ended December 31,

2020	20.68	(0.24)[1]	25.39	25.15	0.00	(1.24)	(1.24)	44.59	122.78		1.07		0.00	1.07		(0.87)	271.3	18.09

2019	16.16	(0.07)[1]	4.95	4.88	0.00	(0.36)	(0.36)	20.68	30.31		1.10	[8]	0.00	1.10		(0.40)	122.0	4.53

2018	15.67	(0.03)[1]	0.69	0.66	0.00	(0.17)	(0.17)	16.16	4.07	[3]	1.10	[8]	(0.00)[7]	1.10		(0.18)	92.2	1.85

2017	12.63	(0.06)[1]	3.42	3.36	(0.00)[2]	(0.32)	(0.32)	15.67	26.67	[3]	1.10		(0.00)[7]	1.10		(0.38)	22.6	11.48

2016[6]	13.87	0.02 [1]	(0.51)	(0.49)	0.00	(0.75)	(0.75)	12.63	(3.55)[3,4]		1.14	[5]	(0.04)[5]	1.10	[5]	0.53 [5]	8.6	14.31

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Less than 0.01%.
[8]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	61

Baron Select Funds	December 31, 2020

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	24.50	(0.01)[1]		7.49	7.48	(0.01)	0.00	(0.01)	31.97	30.52	[3]	1.28		(0.08)	1.20		(0.05)	85.5	41.13

2019	19.00	0.01	[1]	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[3]	1.31		(0.11)	1.20		0.06	82.0	56.52

2018	23.90	(0.01)[1]		(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[3]		1.34	[7]	(0.14)	1.20		(0.03)	59.8	50.83

2017	18.09	(0.06)[1]		6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[3]	1.51		(0.14)	1.37		(0.28)	56.5	31.44

2016	18.05	(0.03)[1]		0.24	0.21	(0.01)	(0.16)	(0.17)	18.09	1.14	[3]	1.65		(0.15)	1.50		(0.16)	41.8	38.90

2015	17.94	0.03	[1]	0.19	0.22	(0.08)	(0.03)	(0.11)	18.05	1.23	[3]	1.59		(0.09)	1.50		0.15	44.9	42.85

2014	18.91	0.03	[1]	(0.46)	(0.43)	(0.00)[2]	(0.54)	(0.54)	17.94	(2.33)[3]		1.63		(0.13)	1.50		0.14	53.0	34.67

2013	15.55	(0.01)[1]		3.37	3.36	0.00	0.00	0.00	18.91	21.61	[3]	1.74		(0.24)	1.50		(0.05)	17.0	40.60

2012	13.20	(0.02)[1]		2.37	2.35	0.00	0.00	0.00	15.55	17.80	[3]	1.78		(0.28)	1.50		(0.16)	15.6	39.02

2011	17.29	(0.01)[1]		(2.78)	(2.79)	(0.04)	(1.26)	(1.30)	13.20	(16.35)[3]		1.73		(0.23)	1.50		(0.05)	11.7	53.20

INSTITUTIONAL SHARES

Year Ended December 31,

2020	24.88	0.06	[1]	7.61	7.67	(0.04)	0.00	(0.04)	32.51	30.83	[3]	1.01		(0.06)	0.95		0.25	362.9	41.13

2019	19.29	0.06	[1]	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.04		(0.09)	0.95		0.27	223.6	56.52

2018	24.19	0.06	[1]	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.07	[7]	(0.12)	0.95		0.26	154.2	50.83

2017	18.25	(0.01)[1]		6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.23		(0.12)	1.11		(0.06)	110.8	31.44

2016	18.17	0.01	[1]	0.24	0.25	(0.01)	(0.16)	(0.17)	18.25	1.35	[3]	1.36		(0.11)	1.25		0.07	45.4	38.90

2015	18.09	0.08	[1]	0.19	0.27	(0.16)	(0.03)	(0.19)	18.17	1.48	[3]	1.31		(0.06)	1.25		0.41	53.7	42.85

2014	19.05	0.12	[1]	(0.50)	(0.38)	(0.04)	(0.54)	(0.58)	18.09	(2.07)[3]		1.34		(0.09)	1.25		0.64	52.3	34.67

2013	15.63	0.03	[1]	3.39	3.42	(0.00)[2]	0.00	(0.00)[2]	19.05	21.89	[3]	1.37		(0.12)	1.25		0.20	45.4	40.60

2012	13.25	0.01	[1]	2.40	2.41	(0.03)	0.00	(0.03)	15.63	18.17	[3]	1.40		(0.15)	1.25		0.09	39.0	39.02

2011	17.36	0.03	[1]	(2.79)	(2.76)	(0.09)	(1.26)	(1.35)	13.25	(16.13)[3]		1.38		(0.13)	1.25		0.19	30.5	53.20

R6 SHARES

Year Ended December 31,

2020	24.88	0.04	[1]	7.61	7.65	(0.04)	0.00	(0.04)	32.49	30.75	[3]	0.98		(0.03)	0.95		0.15	163.5	41.13

2019	19.29	0.06	[1]	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.03		(0.08)	0.95		0.28	17.7	56.52

2018	24.19	0.07	[1]	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.06	[7]	(0.11)	0.95		0.31	12.4	50.83

2017	18.25	(0.02)[1]		6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.22		(0.12)	1.10		(0.10)	0.8	31.44

2016[6]	19.15	(0.02)[1]		(0.71)	(0.73)	(0.01)	(0.16)	(0.17)	18.25	(3.83)[3,4]		1.38	[5]	(0.14)[5]	1.24	[5]	(0.31)[5]	0.4	38.90

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Interest expense rounds to less than 0.01%.

62	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	26.18	(0.10)[1]		11.34	11.24	(0.00)[3]	(2.21)	0.00	(2.21)	35.21	43.85	1.34		0.00	1.34		(0.36)	321.8	71.46

2019	20.77	(0.03)[1]		9.08	9.05	0.00	(3.64)	0.00	(3.64)	26.18	44.11	1.33	[8]	0.00	1.33		(0.10)	246.9	53.44

2018	29.58	(0.03)[1]		(6.28)	(6.31)	0.00	(2.50)	0.00	(2.50)	20.77	(22.22)	1.32	[8]	0.00	1.32		(0.10)	213.0	56.47

2017	23.67	0.00	[1,3]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04	1.32		0.00	1.32		0.01	426.7	44.56

2016	24.24	(0.02)[1]		(0.47)	(0.49)	0.00	(0.08)	0.00	(0.08)	23.67	(2.01)	1.33		0.00	1.33		(0.07)	434.0	55.50

2015	25.92	(0.06)[1]		(1.14)	(1.20)	(0.01)	(0.47)	0.00	(0.48)	24.24	(4.65)	1.31		0.00	1.31		(0.23)	788.9	50.50

2014	22.25	0.04	[1]	3.66	3.70	(0.03)	0.00	0.00	(0.03)	25.92	16.61	1.32		0.00	1.32		0.17	782.8	24.40

2013	17.52	(0.05)[1]		4.80	4.75	0.00	(0.02)	0.00	(0.02)	22.25	27.12	1.35		0.00	1.35		(0.23)	539.5	19.36

2012	12.51	0.01	[1]	5.31	5.32	0.00	(0.31)	0.00	(0.31)	17.52	42.60 [4]	1.76		(0.41)	1.35		0.07	53.6	30.14

2011	12.66	(0.01)[1]		0.07 [2]	0.06	(0.00)[3]	(0.21)	0.00	(0.21)	12.51	0.63 [4]	2.33		(0.98)	1.35		(0.08)	10.9	70.99

INSTITUTIONAL SHARES

Year Ended December 31,

2020	26.68	(0.03)[1]		11.60	11.57	(0.02)	(2.21)	0.00	(2.23)	36.02	44.28	1.08		0.00	1.08		(0.10)	705.4	71.46

2019	21.10	0.04	[1]	9.22	9.26	(0.04)	(3.64)	0.00	(3.68)	26.68	44.44	1.08	[8]	0.00	1.08		0.15	360.2	53.44

2018	30.01	0.05	[1]	(6.39)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.04)	1.06	[8]	0.00	1.06		0.17	320.9	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	657.6	44.56

2016	24.51	0.04	[1]	(0.47)	(0.43)	0.00	(0.08)	(0.07)	(0.15)	23.93	(1.75)	1.07		0.00	1.07		0.19	514.6	55.50

2015	26.14	0.01	[1]	(1.16)	(1.15)	(0.01)	(0.47)	0.00	(0.48)	24.51	(4.42)	1.06		0.00	1.06		0.04	992.8	50.50

2014	22.43	0.11	[1]	3.68	3.79	(0.08)	0.00	0.00	(0.08)	26.14	16.93	1.06		0.00	1.06		0.44	919.7	24.40

2013	17.64	0.03	[1]	4.81	4.84	(0.00)[3]	(0.02)	(0.03)	(0.05)	22.43	27.48	1.09		0.00	1.09		0.15	486.1	19.36

2012	12.56	0.06	[1]	5.33	5.39	0.00	(0.31)	0.00	(0.31)	17.64	42.99 [4]	1.44		(0.34)	1.10		0.36	35.5	30.14

2011	12.69	0.02	[1]	0.07 [2]	0.09	(0.01)	(0.21)	0.00	(0.22)	12.56	0.80 [4]	2.14		(1.04)	1.10		0.17	4.9	70.99

R6 SHARES

Year Ended December 31,

2020	26.69	(0.03)[1]		11.59	11.56	(0.02)	(2.21)	0.00	(2.23)	36.02	44.23	1.07		0.00	1.07		(0.10)	20.0	71.46

2019	21.10	0.04	[1]	9.23	9.27	(0.04)	(3.64)	0.00	(3.68)	26.69	44.51	1.07	[8]	0.00	1.07		0.17	13.2	53.44

2018	30.01	0.09	[1]	(6.43)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.03)	1.07	[8]	0.00	1.07		0.31	9.3	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	3.3	44.56

2016[7]	21.80	0.02	[1]	2.26	2.28	0.00	(0.08)	(0.07)	(0.15)	23.93	10.47 [5]	1.07	[6]	0.00	1.07	[6]	0.08 [6]	2.0	55.50

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[8]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	63

Baron Select Funds	December 31, 2020

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	14.72	(0.06)[1]		4.31	4.25	0.00	0.00	0.00	0.00	18.97	28.87		1.35		0.00	1.35		(0.44)	507.7	55.65

2019	12.45	0.03	[1]	2.27	2.30	(0.03)	0.00	(0.00)[6]	(0.03)	14.72	18.48		1.35		0.00	1.35		0.23	667.1	59.00

2018	15.33	0.05	[1]	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)		1.36		0.00	1.36		0.36	753.5	43.27

2017	10.95	0.03	[1]	4.39	4.42	(0.04)	0.00	(0.00)[6]	(0.04)	15.33	40.34		1.36		0.00	1.36		0.23	1,121.4	30.75

2016	10.57	0.04	[1]	0.36	0.40	(0.02)	0.00	0.00	(0.02)	10.95	3.75		1.38		0.00	1.38		0.33	768.5	25.31

2015	11.91	0.03	[1]	(1.36)	(1.33)	(0.01)	0.00	0.00	(0.01)	10.57	(11.16)		1.45		0.00	1.45		0.25	665.5	26.34

2014	11.54	0.07	[1]	0.33	0.40	(0.03)	0.00	0.00	(0.03)	11.91	3.47	[2]	1.52		(0.02)	1.50		0.56	649.7	23.38

2013	10.06	(0.06)[1]		1.54	1.48	0.00	0.00	0.00	0.00	11.54	14.71	[2]	1.90		(0.40)	1.50		(0.53)	259.6	14.68

2012	8.28	(0.04)[1]		1.94	1.90	(0.12)	0.00	0.00	(0.12)	10.06	22.98	[2]	4.01		(2.51)	1.50		(0.39)	2.9	42.68

2011	10.00	(0.03)[1]		(1.69)	(1.72)	0.00	0.00	0.00	0.00	8.28	(17.20)[2]		4.49		(2.99)	1.50		(0.32)	2.0	45.86

INSTITUTIONAL SHARES

Year Ended December 31,

2020	14.75	(0.03)[1]		4.34	4.31	0.00	0.00	0.00	0.00	19.06	29.22		1.09		0.00	1.09		(0.20)	6,228.8	55.65

2019	12.47	0.07	[1]	2.28	2.35	(0.06)	0.00	(0.01)	(0.07)	14.75	18.86		1.09		0.00	1.09		0.50	4,644.8	59.00

2018	15.37	0.09	[1]	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)		1.10		0.00	1.10		0.62	3,850.0	43.27

2017	10.98	0.06	[1]	4.40	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.37	40.63		1.10		0.00	1.10		0.47	3,842.5	30.75

2016	10.59	0.06	[1]	0.37	0.43	(0.04)	0.00	0.00	(0.04)	10.98	4.08		1.13		0.00	1.13		0.57	1,832.8	25.31

2015	11.94	0.06	[1]	(1.37)	(1.31)	(0.04)	0.00	0.00	(0.04)	10.59	(10.97)		1.20		0.00	1.20		0.49	1,040.9	26.34

2014	11.56	0.09	[1]	0.34	0.43	(0.05)	0.00	0.00	(0.05)	11.94	3.75	[2]	1.27		(0.02)	1.25		0.76	697.8	23.38

2013	10.05	0.01	[1]	1.50	1.51	0.00	0.00	0.00	0.00	11.56	15.02	[2]	1.80		(0.55)	1.25		0.05	116.0	14.68

2012	8.30	(0.01)[1]		1.93	1.92	(0.17)	0.00	0.00	(0.17)	10.05	23.22	[2]	3.37		(2.12)	1.25		(0.14)	6.0	42.68

2011	10.00	(0.01)[1]		(1.69)	(1.70)	0.00	0.00	0.00	0.00	8.30	(17.00)[2]		3.83		(2.58)	1.25		(0.07)	4.3	45.86

R6 SHARES

Year Ended December 31,

2020	14.75	(0.03)[1]		4.35	4.32	0.00	0.00	0.00	0.00	19.07	29.29		1.09		0.00	1.09		(0.18)	13.9	55.65

2019	12.48	0.07	[1]	2.27	2.34	(0.06)	0.00	(0.01)	(0.07)	14.75	18.77		1.09		0.00	1.09		0.49	10.1	59.00

2018	15.38	0.10	[1]	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)		1.11		0.00	1.11		0.69	7.3	43.27

2017	10.99	0.07	[1]	4.39	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.38	40.59		1.11		0.00	1.11		0.49	4.9	30.75

2016[5]	9.94	0.05	[1]	1.04	1.09	(0.04)	0.00	0.00	(0.04)	10.99	10.99	[3]	1.13	[4]	0.00	1.13	[4]	0.48 [4]	0.7	25.31

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[6]	Less than $0.01 per share.

64	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:										Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	28.68	(0.44)[2]	23.10	22.66	0.00	0.00	0.00	51.34	79.01	[4]	1.17		0.00		1.17		(0.02)	1.15		(1.10)	921.7	8.75

2019	19.77	(0.02)[2]	8.93	8.91	0.00	0.00	0.00	28.68	45.07	[4]	1.25		0.00	[11]	1.25		(0.10)	1.15		(0.08)	174.6	19.44

2018	20.56	(0.21)[2]	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[4]		1.45		0.00	[11]	1.45		(0.30)	1.15		(0.94)	35.7	19.77

2017	13.75	(0.18)[2]	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[4]	2.07		(0.01)		2.06		(0.70)	1.36		(1.01)	18.4	27.98

2016	13.91	(0.18)[2]	0.02 [10]	(0.16)	0.00	0.00	0.00	13.75	(1.15)[4]		3.86		0.00		3.86		(2.36)	1.50		(1.30)	5.0	21.48

2015	14.20	(0.11)[2]	(0.14)	(0.25)	(0.02)	(0.02)	(0.04)	13.91	(1.72)[4]		3.19		0.00		3.19		(1.69)	1.50		(0.75)	6.2	25.88

2014	13.51	0.02 [2]	0.67	0.69	0.00	(0.00)[3]	0.00	14.20	5.11	[4,5]	3.61		0.00		3.61		(2.11)	1.50		0.18	3.9	123.51

2013	10.41	(0.02)[2]	3.12	3.10	0.00	0.00	0.00	13.51	29.78	[4]	5.51		0.00		5.51		(4.01)	1.50		(0.20)	2.3	32.78

2012[1]	10.00	(0.02)[2]	0.43	0.41	0.00	0.00	0.00	10.41	4.10	[4,6]	8.35	[7,8]	0.00		8.35	[7,8]	(6.85)[7,8]	1.50	[7,8]	(0.38)[7,8]	1.5	24.64	[6]

INSTITUTIONAL SHARES

Year Ended December 31,

2020	29.12	(0.35)[2]	23.48	23.13	0.00	0.00	0.00	52.25	79.43	[4]	0.92		0.00		0.92		(0.02)	0.90		(0.85)	1,470.9	8.75

2019	20.02	(0.01)[2]	9.11	9.10	0.00	0.00	0.00	29.12	45.45	[4]	1.00		0.00	[11]	1.00		(0.10)	0.90		(0.03)	212.8	19.44

2018	20.77	(0.16)[2]	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[4]		1.18		0.00	[11]	1.18		(0.28)	0.90		(0.71)	49.2	19.77

2017	13.87	(0.14)[2]	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[4]	1.70		(0.01)		1.69		(0.61)	1.08		(0.77)	24.8	27.98

2016	14.00	(0.14)[2]	0.01 [10]	(0.13)	0.00	0.00	0.00	13.87	(0.93)[4]		3.55		0.00		3.55		(2.30)	1.25		(1.06)	4.6	21.48

2015	14.28	(0.07)[2]	(0.15)	(0.22)	(0.04)	(0.02)	(0.06)	14.00	(1.51)[4]		2.89		0.00		2.89		(1.64)	1.25		(0.47)	5.3	25.88

2014	13.56	0.07 [2]	0.65	0.72	0.00	(0.00)[3]	0.00	14.28	5.32	[4,5]	2.92		0.00		2.92		(1.67)	1.25		0.48	4.1	123.51

2013	10.42	0.00 [2,3]	3.14	3.14	0.00	0.00	0.00	13.56	30.13	[4]	4.91		0.00		4.91		(3.66)	1.25		0.02	3.3	32.78

2012[1]	10.00	(0.02)[2]	0.44	0.42	0.00	0.00	0.00	10.42	4.20	[4,6]	7.33	[7,8]	0.00		7.33	[7,8]	(6.08)[7,8]	1.25	[7,8]	(0.30)[7,8]	1.6	24.64	[6]

R6 SHARES

Year Ended December 31,

2020	29.14	(0.32)[2]	23.46	23.14	0.00	0.00	0.00	52.28	79.41	[4]	0.92		0.00		0.92		(0.02)	0.90		(0.83)	15.0	8.75

2019	20.03	(0.03)[2]	9.14	9.11	0.00	0.00	0.00	29.14	45.48	[4]	1.00		0.00	[11]	1.00		(0.10)	0.90		(0.10)	6.8	19.44

2018	20.79	(0.15)[2]	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[4]		1.16		0.00	[11]	1.16		(0.26)	0.90		(0.69)	4.3	19.77

2017	13.87	(0.14)[2]	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[4]	1.69		(0.01)		1.68		(0.59)	1.09		(0.75)	0.4	27.98

2016[9]	14.37	(0.07)[2]	(0.43)	(0.50)	0.00	0.00	0.00	13.87	(3.48)[4,6]		4.11	[8]	0.00		4.11	[8]	(2.87)[8]	1.24	[8]	(1.52)[8]	0.1	21.48

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.
[9]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[10]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[11]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	65

Baron Select Funds	December 31, 2020

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratio to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	11.65	0.11	[2]	2.43	2.54	(0.11)	0.00	(0.11)	14.08	22.02	[3]	4.40	(3.35)	1.05	0.91	2.9	41.75

2019	8.63	0.13	[2]	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87	(5.82)	1.05	1.20	1.4	52.50

2018[1]	10.00	0.14	[2]	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47	(9.42)	1.05	1.43	0.4	67.39

INSTITUTIONAL SHARES

Year Ended December 31,

2020	11.68	0.37	[2]	2.21	2.58	(0.11)	0.00	(0.11)	14.15	22.30	[3]	3.45	(2.65)	0.80	3.00	43.6	41.75

2019	8.66	0.14	[2]	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63	(4.83)	0.80	1.37	2.7	52.50

2018[1]	10.00	0.16	[2]	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18	(6.38)	0.80	1.71	2.0	67.39

R6 SHARES

Year Ended December 31,

2020	11.67	0.11	[2]	2.47	2.58	(0.11)	0.00	(0.11)	14.14	22.32	[3]	3.47	(2.67)	0.80	1.06	0.6	41.75

2019	8.66	0.14	[2]	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27	(4.47)	0.80	1.36	0.4	52.50

2018[1]	10.00	0.20	[2]	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05	(6.25)	0.80	2.07	0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

66	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	12.86	(0.09)[2]	6.17	6.08	0.00	(0.19)	(0.19)	18.75	47.40	[3]	1.73		(0.63)	1.10		(0.60)	26.8	35.84

2019	9.51	(0.06)[2]	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80		(1.70)	1.10		(0.54)	5.0	68.10

2018[1]	10.00	(0.04)[2]	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Year Ended December 31,

2020	12.92	(0.05)[2]	6.20	6.15	0.00	(0.19)	(0.19)	18.88	47.72	[3]	1.45		(0.60)	0.85		(0.31)	38.6	35.84

2019	9.53	(0.03)[2]	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39		(1.54)	0.85		(0.28)	9.1	68.10

2018[1]	10.00	(0.02)[2]	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Year Ended December 31,

2020	12.91	(0.04)[2]	6.19	6.15	0.00	(0.19)	(0.19)	18.87	47.76	[3]	1.44		(0.59)	0.85		(0.25)	4.9	35.84

2019	9.52	(0.03)[2]	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22		(1.37)	0.85		(0.28)	1.3	68.10

2018[1]	10.00	(0.02)[2]	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	67

Baron Select Funds	December 31, 2020

FINANCIAL HIGHLIGHTS (Continued)

BARON FINTECH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020[1]	10.00	(0.09)[2]	4.78	4.69	0.00	0.00	0.00	14.69	46.90	[3]	3.09	(1.89)	1.20	(0.77)	6.4	8.12

INSTITUTIONAL SHARES

Year Ended December 31,

2020[1]	10.00	(0.07)[2]	4.79	4.72	0.00	0.00	0.00	14.72	47.20	[3]	2.43	(1.48)	0.95	(0.54)	24.0	8.12

R6 SHARES

Year Ended December 31,

2020[1]	10.00	(0.06)[2]	4.79	4.73	0.00	0.00	0.00	14.73	47.30	[3]	2.33	(1.38)	0.95	(0.53)	3.7	8.12

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

68	See Notes to Financial Statements.

December 31, 2020	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of each of the funds listed in the table below (nine of the funds constituting Baron Select Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and for Baron Partners Fund, the statement of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations, the changes in each of their net assets, and for Baron Partners Fund its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Baron Partners Fund(1)	Baron Emerging Markets Fund(2)
Baron Focused Growth Fund(2)	Baron Global Advantage Fund(2)
Baron International Growth Fund(2)	Baron Real Estate Income Fund(2)
Baron Real Estate Fund(2)	Baron Health Care Fund(2)
Baron FinTech Fund(3)

(1)	Statements of operations and cash flows for the year ended December 31, 2020 and statements of changes in net assets for each of the two years in the period ended December 31, 2020
(2)	Statement of operations for the year ended December 31, 2020 and statements of changes in net assets for each of the two years in the period ended December 31, 2020
(3)	Statement of operations and the statement of changes in net assets for the period January 2, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2021

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

Baron Select Funds	December 31, 2020

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2020 are listed below.

During the fiscal year ended December 31, 2020, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3

Baron Partners Fund	$—	$238,741,733

Baron Focused Growth Fund	—	17,513,194

Baron International Growth Fund	591,738	—

Baron Real Estate Fund	8,814,350	49,370,196

Baron Emerging Markets Fund	—	—

Baron Global Advantage Fund	—	—

Baron Real Estate Income Fund	136,520	—

Baron Health Care Fund	535,028	—

Baron FinTech Fund	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, Baron Real Estate Income Fund, and Baron Health Care Fund 100.00%, 35.71%, 1.62%, and 10.92%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by these Funds, 4.46%, 25.90%, 0.16%, and 5.08%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. The information necessary to complete your income tax return for the calendar year ended December 31, 2020 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2021.

SPECIAL MEETING OF SHAREHOLDERS

Held May 22, 2020

Election of Board of Trustees.

	For	Withhold Authority

Thomas J. Folliard	333,800,661.846	2,932,973.143

Abraham Nachmany	334,086,222.234	2,647,412.755

Raymond Noveck	328,759,367.456	7,974,267.533

Anita Rosenberg	334,159,947.992	2,573,686.997

David A. Silverman	333,533,603.942	3,200,031.047

Marvelle Sullivan	329,535,762.508	7,197,872.481

Alex Yemenidjian	333,685,094.133	3,048,540.823

December 31, 2020	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20201

	Actual Total Return	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	109.97%	$1,000.00	$2,099.70		1.45%[2]	$11.30
Baron Partners Fund — Institutional Shares	110.23%	$1,000.00	$2,102.30		1.19%[2]	$9.28
Baron Partners Fund — R6 Shares	110.22%	$1,000.00	$2,102.20		1.19%[2]	$9.28
Baron Focused Growth Fund — Retail Shares	89.93%	$1,000.00	$1,899.30		1.34%	$9.77
Baron Focused Growth Fund — Institutional Shares	90.18%	$1,000.00	$1,901.80		1.06%	$7.73
Baron Focused Growth Fund — R6 Shares	90.22%	$1,000.00	$1,902.20		1.05%	$7.66
Baron International Growth Fund — Retail Shares	29.67%	$1,000.00	$1,296.70	[4]	1.20%[5]	$6.93
Baron International Growth Fund — Institutional Shares	29.84%	$1,000.00	$1,298.40	[4]	0.95%[5]	$5.49
Baron International Growth Fund — R6 Shares	29.76%	$1,000.00	$1,297.60	[4]	0.95%[5]	$5.49
Baron Real Estate Fund — Retail Shares	38.40%	$1,000.00	$1,384.00		1.33%	$7.97
Baron Real Estate Fund — Institutional Shares	38.57%	$1,000.00	$1,385.70		1.07%	$6.42
Baron Real Estate Fund — R6 Shares	38.57%	$1.000.00	$1,385.70		1.07%	$6.42
Baron Emerging Markets Fund — Retail Shares	35.89%	$1,000.00	$1,358.90		1.34%	$7.95
Baron Emerging Markets Fund — Institutional Shares	36.05%	$1,000.00	$1,360.50		1.08%	$6.41
Baron Emerging Markets Fund — R6 Shares	36.12%	$1,000.00	$1,361.20		1.08%	$6.41
Baron Global Advantage Fund — Retail Shares	32.52%	$1,000.00	$1,325.20	[4]	1.15%[5]	$6.72
Baron Global Advantage Fund — Institutional Shares	32.68%	$1,000.00	$1,326.80	[4]	0.90%[5]	$5.26
Baron Global Advantage Fund — R6 Shares	32.69%	$1,000.00	$1,326.90	[4]	0.90%[5]	$5.26
Baron Real Estate Income Fund — Retail Shares	23.87%	$1,000.00	$1,238.70	[4]	1.05%[5]	$5.91
Baron Real Estate Income Fund — Institutional Shares	24.05%	$1,000.00	$1,240.50	[4]	0.80%[5]	$4.51
Baron Real Estate Income Fund — R6 Shares	24.07%	$1,000.00	$1,240.70	[4]	0.80%[5]	$4.51
Baron Health Care Fund — Retail Shares	30.55%	$1,000.00	$1,305.50	[4]	1.10%[5]	$6.37
Baron Health Care Fund — Institutional Shares	30.72%	$1,000.00	$1,307.20	[4]	0.85%[5]	$4.93
Baron Health Care Fund — R6 Shares	30.65%	$1,000.00	$1,306.50	[4]	0.85%[5]	$4.93
Baron FinTech Fund — Retail Shares	27.30%	$1,000.00	$1,273.00	[4]	1.20%[5]	$6.86
Baron FinTech Fund — Institutional Shares	27.45%	$1,000.00	$1,274.50	[4]	0.95%[5]	$5.43
Baron FinTech Fund — R6 Shares	27.53%	$1,000.00	$1,275.30	[4]	0.95%[5]	$5.43

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2020, includes 1.30%, 1.04% and 1.05% for net operating expenses and 0.15%, 0.15% and 0.14% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	December 31, 2020

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2020

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,017.85		1.45%[2]	$7.35
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,019.15		1.19%[2]	$6.04
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,019.15		1.19%[2]	$6.04
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40		1.34%	$6.80
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.81		1.06%	$5.38
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.86		1.05%	$5.33
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,019.10	[4]	1.20%[5]	$6.09
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.36	[4]	0.95%[5]	$4.82
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.36	[4]	0.95%[5]	$4.82
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.45		1.33%	$6.75
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.76		1.07%	$5.43
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.76		1.07%	$5.43
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.40		1.34%	$6.80
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.71		1.08%	$5.48
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.71		1.08%	$5.48
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.36	[4]	1.15%[5]	$5.84
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.61	[4]	0.90%[5]	$4.57
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.61	[4]	0.90%[5]	$4.57
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.86	[4]	1.05%[5]	$5.33
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,021.11	[4]	0.80%[5]	$4.06
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,021.11	[4]	0.80%[5]	$4.06
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.61	[4]	1.10%[5]	$5.58
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.86	[4]	0.85%[5]	$4.32
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.86	[4]	0.85%[5]	$4.32
Baron FinTech Fund — Retail Shares	5.00%	$1,000.00	$1,019.10	[4]	1.20%[5]	$6.09
Baron FinTech Fund — Institutional Shares	5.00%	$1,000.00	$1,020.36	[4]	0.95%[5]	$4.82
Baron FinTech Fund — R6 Shares	5.00%	$1,000.00	$1,020.36	[4]	0.95%[5]	$4.82

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2020, includes 1.30%, 1.04% and 1.05% for net operating expenses and 0.15%, 0.15% and 0.14% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

December 31, 2020	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Trust until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 77	Chief Executive Officer, Trustee and Portfolio Manager	17 years	Director, Chairman, and CEO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	17	None.

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 65	Chairman, President, Chief Operating Officer and Trustee	17 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director of Baron Emerging Markets Ltd. (2016-Present).	17	None.
Independent Trustees

Thomas J. Folliard(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 55	Trustee	3 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	17	Director: PulteGroup, Inc. (2012-Present).

Abraham (Avi) Nachmany(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 68	Trustee	<1 year	Independent mutual fund industry consultant (2016-Present); Director of Research E.V.P., Co-Founder Strategic Insight (1986-2015); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-5/2020)	17	None.

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 77	Lead Trustee	16 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None.

Anita Rosenberg(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 56	Trustee	6 years	Advisory Board Member: Impala Asset Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	17	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 70	Trustee	17 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None.

Baron Select Funds	December 31, 2020

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee
Independent Trustees (continued)

Marvelle Sullivan(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 41	Trustee	<1 year	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Global Head of M&A: Novartis (2009-2017); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present).	17	None.

Alex Yemenidjian(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	13 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	17	Director: Guess?, Inc. (2005-Present); GreenThumb Industries Inc. (2019-Present).

Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	<1 year	Partner: Milbank LLP (2003-2020); Partner and Member Executive Committee (1987-2003); Senior Research Associate: Bristol-Myers Squibb Company (1977-1987); Trustee: Baron Investment Funds Trust, Baron Select Funds (12/2020-Present)		None.
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President and Chief Compliance Officer	5 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 61	Senior Vice President and Co-Chief Investment Officer	17 years	Director, Senior Vice President and Co-Chief Investment Officer : the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President, General Counsel and Secretary	12 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.; Baron Emerging Markets Fund.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 51	Senior Vice President and Co-Chief Investment Officer	17 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 59	Treasurer and Chief Financial Officer	17 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Baron USA Partners Fund Ltd.; Baron Emerging Markets Fund Ltd.	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 20

December 31, 2020

Baron Funds

Baron WealthBuilder Fund

Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find audited financial statements for Baron WealthBuilder Fund (the “Fund”) for the year ended December 31, 2020. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 25, 2021	Linda S. Martinson Chairman, President and Chief Operating Officer February 25, 2021	Peggy Wong Treasurer and Chief Financial Officer February 25, 2021

This Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund, or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going toicsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	December 31, 2020

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in shares of individual Baron mutual funds ("Baron Funds"). Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron Funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of December 31, 2020, the five largest Baron Funds represented 63.9% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO of Baron Capital is the lead portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the co-portfolio manager.

2

December 31, 2020 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2020
	One Year	Three Years and Since Inception December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	62.45%	27.40%
Baron WealthBuilder Fund — TA Shares[1,2]	62.85%	27.67%
Baron WealthBuilder Fund — Institutional Shares[1,2]	62.85%	27.67%
S&P 500 Index[1]	18.40%	14.18%
MSCI ACWI Index Net[1]	16.25%	10.06%

[1]

The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in U.S. dollars that measures the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. MSCI is a trademark of Russell Investment Group. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results. The MSCI ACWI Index is net of foreign withholding taxes. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional shares and 0.05% of average daily net assets of TA shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	December 31, 2020

COUNTRY EXPOSURES OF BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2020

Percent of Total Investments
United States	84.5%
China	4.1%
United Kingdom	2.1%
Netherlands	1.5%
Israel	1.3%
India	1.1%
Canada	1.0%
Brazil	0.9%
Argentina	0.5%
Sweden	0.4%
Other	2.6%

100.0%

SECTOR EXPOSURES OF BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2020†

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2020, Baron WealthBuilder Fund1 appreciated 62.45%, outperforming the S&P 500 Index, which increased 18.40%.

Baron WealthBuilder Fund is a diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

The past year was dominated by the COVID-19 pandemic, the resulting economic and social fallout, and the government response. The market continued the prior year’s rally uninterrupted until the peak in February, when news of the rapid and alarming spread of the virus plunged the market into an unprecedented decline until the trough in March. Then, encouraged by massive fiscal and monetary stimulus, stocks staged an equally unprecedented recovery through the end of the year. Growth companies outperformed, driven by lower interest rates and in many cases improving business fundamentals. The pandemic also proved to be a strong accelerant for companies engaged in modernization and digital transformation, many of which we are invested in.

On a sector basis, Consumer Discretionary, Information Technology, and Health Care contributed the most. Real Estate, Energy, and Consumer Staples detracted the most.

On a country basis, the U.S., China, and Israel contributed the most. Brazil, India, and the UAE detracted the most.

Baron Partners Fund contributed the most to performance.

No Fund detracted in the period.

While the current COVID-19 vaccine rollout holds the promise of an end in sight, we still have a way to go before we can confidently and safely put this pandemic in the rear view mirror. We think companies benefiting from the pandemic-driven acceleration of digital trends should continue to see strong growth as these trends play out. We also think business for other companies should bounce back vibrantly post-pandemic driven by pent-up demand. We continue to adhere to our traditional investment and allocation methodology while working hard to identify these long-term beneficiaries. We are optimistic that this approach will lead to continued strong performance.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

4

December 31, 2020	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2020

Shares		Cost	Value
Affiliated Mutual Funds (100.02%)

Small Cap Funds (28.10%)
313,999	Baron Discovery Fund — Institutional Shares	$7,099,602	$10,924,041
306,105	Baron Growth Fund — Institutional Shares	25,537,219	33,319,521
830,283	Baron Small Cap Fund — Institutional Shares	26,957,104	32,356,124

Total Small Cap Funds		59,593,925	76,599,686

Small to Mid Cap Funds (4.61%)
282,132	Baron Focused Growth Fund — Institutional Shares	5,600,796	12,571,803

Mid Cap Funds (12.96%)
303,799	Baron Asset Fund — Institutional Shares	26,097,870	35,331,781

Large Cap Funds (7.05%)
235,490	Baron Durable Advantage Fund — Institutional Shares	2,903,505	3,690,125
302,047	Baron Fifth Avenue Growth Fund — Institutional Shares	10,396,654	15,540,300

Total Large Cap Funds		13,300,159	19,230,425

All Cap Funds (26.85%)
417,380	Baron Opportunity Fund — Institutional Shares	10,039,620	17,580,045
329,047	Baron Partners Fund — Institutional Shares	21,434,897	55,622,089

Total All Cap Funds		31,474,517	73,202,134

International Funds (11.95%)
538,283	Baron Emerging Markets Fund — Institutional Shares	7,611,662	10,259,667
306,034	Baron Global Advantage Fund — Institutional Shares	9,784,556	15,993,315
194,465	Baron International Growth Fund — Institutional Shares	4,722,089	6,322,059

Total International Funds		22,118,307	32,575,041

Sector Funds (8.50%)
325,323	Baron FinTech Fund — Institutional Shares	3,932,904	4,788,760
313,769	Baron Health Care Fund — Institutional Shares	4,716,824	5,923,951
345,717	Baron Real Estate Fund — Institutional Shares	10,007,346	12,452,742

Total Sector Funds		18,657,074	23,165,453

Total Affiliated Investments (100.02%)		$176,842,648	272,676,323

Liabilities Less Cash and Other Assets (-0.02%)			(58,021)

Net Assets			$272,618,302

Retail Shares (Equivalent to $19.57 per share based on 2,274,485 shares outstanding)			$44,520,544

TA Shares (Equivalent to $19.70 per share based on 2,232,476 shares outstanding)			$43,974,666

Institutional Shares (Equivalent to $19.70 per share based on 9,344,063 shares outstanding)			$184,123,092

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	December 31, 2020

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

Assets:
Investments in Affiliated Mutual Funds, at value*	$272,676,323
Receivable for shares sold	980,205
Prepaid expenses	150

273,656,678

Liabilities:
Due to custodian bank	173,498
Payable for securities purchased	767,582
Payable for shares redeemed	39,124
Distribution fees payable (Note 4)	400
Accrued expenses and other payables	57,772

1,038,376

Net Assets	$272,618,302

Net Assets consist of:
Paid-in capital	$169,162,119
Distributable earnings/(losses)	103,456,183

Net Assets	$272,618,302

Retail Shares:
Net Assets	$44,520,544
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,274,485

Net Asset Value and Offering Price Per Share	$19.57

TA Shares:
Net Assets	$43,974,666
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,232,476

Net Asset Value and Offering Price Per Share	$19.70

Institutional Shares:
Net Assets	$184,123,092
Shares Outstanding ($0.01 par value; indefinite shares authorized)	9,344,063

Net Asset Value and Offering Price Per Share	$19.70

*Investments in Affiliated Mutual Funds, at cost	$176,842,648

6	See Notes to Financial Statements.

December 31, 2020	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS

DECEMBER 31, 2020

For the Year Ended December 31, 2020
Investment income:
Income:
Dividends from Affiliated Mutual Funds	$20,338

Total income	20,338

Expenses:
Distribution fees — Retail Shares (Note 4)	43,189
Shareholder servicing agent fees and expenses — Retail Shares	864
Shareholder servicing agent fees and expenses — TA Shares	1,421
Shareholder servicing agent fees and expenses — Institutional Shares	5,723
Registration and filing fees	64,937
Administration fees	44,521
Professional fees	42,068
Custodian and fund accounting fees	37,300
Reports to shareholders	36,654
Trustee fees and expenses (Note 4)	8,201
Line of credit fees	1,363
Insurance expense	1,322
Miscellaneous expenses	2,157

Total operating expenses	289,720

Interest expense on borrowings	5,531

Total expenses	295,251
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(18,590)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(29,096)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(118,768)

Net expenses	128,797

Net investment income (loss)	(108,459)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on Affiliated Mutual Funds sold	(115,219)
Capital gain distributions received from Affiliated Mutual Funds	9,184,355
Change in net unrealized appreciation (depreciation) of
Affiliated Mutual Funds	81,205,696

Net gain (loss) on investments	90,274,832

Net increase (decrease) in net assets resulting from operations	$90,166,373

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	December 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(108,459)	$(36,716)
Net realized gain (loss) on Affiliated Mutual Funds	9,069,136	1,567,428
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	81,205,696	31,123,060

Increase (decrease) in net assets resulting from operations	90,166,373	32,653,772

Distributions to shareholders from:
Distributable earnings — Retail Shares	(378,655)	(181,386)
Distributable earnings — TA Shares	(500,550)	(651,102)
Distributable earnings — Institutional Shares	(1,966,011)	(3,094,919)

Decrease in net assets from distributions to shareholders	(2,845,216)	(3,927,407)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	36,161,463	4,399,604
Proceeds from the sale of shares — TA Shares	8,711,001	7,979,048
Proceeds from the sale of shares — Institutional Shares	49,693,821	13,978,568
Net asset value of shares issued in reinvestment of distributions — Retail Shares	378,140	181,370
Net asset value of shares issues in reinvestment of distribution — TA Shares	500,142	648,793
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	1,940,053	3,091,525
Cost of shares redeemed — Retail Shares	(7,798,920)	(1,594,635)
Cost of shares redeemed — TA Shares	(1,575,827)	(615,394)
Cost of shares redeemed — Institutional Shares	(23,763,269)	(30,593,360)

Increase (decrease) in net assets derived from capital share transactions	64,246,604	(2,524,481)

Net increase (decrease) in net assets	151,567,761	26,201,884

Net Assets:
Beginning of year	121,050,541	94,848,657

End of year	$272,618,302	$121,050,541

Capital share transactions — Retail Shares
Shares sold	2,403,435	385,132
Shares issued in reinvestment of distributions	23,277	16,533
Shares redeemed	(636,737)	(139,469)

Net increase (decrease)	1,789,975	262,196

Capital share transactions — TA Shares
Shares sold	584,854	695,656
Shares issued in reinvestment of distributions	30,868	58,928
Shares redeemed	(123,288)	(55,461)

Net increase (decrease)	492,434	699,123

Capital share transactions — Institutional Shares
Shares sold	3,293,845	1,228,967
Shares issued in reinvestment of dividends	119,461	281,048
Shares redeemed	(1,704,041)	(2,759,428)

Net increase (decrease)	1,709,265	(1,249,413)

8	See Notes to Financial Statements.

December 31, 2020	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers ten series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.BaronFunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee and no revenue sharing, sub-transfer agency or record-keeping service payments are made by or in respect of TA Shares. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statement of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

9

Baron WealthBuilder Fund	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gains. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees. Expenses that are not directly attributable to the Fund are typically allocated among the Baron Funds in proportion to their respective net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 47% and 38%, respectively, of these Underlying Funds’ net assets as of December 31, 2020, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $30,766,122, which represents 11.3% of the Fund’s net assets as of December 31, 2020. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

d) Non-Diversified Portfolio.  Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 47% and 38%, respectively, of these Underlying Funds’ net assets as of December 31, 2020, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Repurchase Agreements.  The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not own any repurchase agreements at December 31, 2020.

g) Federal Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

h) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

i) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

j) Cash and Cash Equivalents. The Fund considers all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2020 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$81,299,475	$10,823,459

10

December 31, 2020	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron WealthBuilder Fund, together with other funds in Baron Select Funds (except Baron Partners Fund) and Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% and the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2020, Baron WealthBuilder Fund had borrowings under the line of credit and incurred interest expense of $5,531. For the 32 days during which there were borrowings, Baron WealthBuilder Fund had an average daily balance on the line of credit of $3.8 million at a weighted average interest rate of 1.62%.

6. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

11

Baron WealthBuilder Fund	December 31, 2020

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between the components of distributable earnings relate primarily to the short term capital gain distributions from Underlying Funds. Results of operations and net assets were not affected by these reclassifications.

Distributable Earnings/(Losses)	$—
Paid-In Capital	—

As of December 31, 2020, the components of net assets on a tax basis were as follows:

Cost of investments	$177,596,538

Gross tax unrealized appreciation	95,079,785
Gross tax unrealized depreciation	—

Net tax unrealized appreciation (depreciation)	95,079,785
Undistributed net ordinary income	153,823
Undistributed net realized gain	8,222,575
Paid-in capital	169,162,119

Net Assets	$272,618,302

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 was as follows:

Year Ended December 31, 2020		Year Ended December 31, 2019

Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
$—	$2,845,216	$47,533	$3,879,874

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2020, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2020 the officers, trustees and portfolio managers owned, directly or indirectly, 15.89% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

12

December 31, 2020	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Capital Gain Distributions	Shares Held at December 31, 2020	Value at December 31, 2020	% of Net Assets at December 31, 2020
“Affiliated” Company as of December 31, 2020:
Baron Asset Fund, Institutional Shares	$18,932,703	$11,405,421	$1,569,149	$6,580,890	$(18,084)	$—	$894,476	303,799	$35,331,781	12.96%
Baron Discovery Fund, Institutional Shares	5,172,226	2,678,296	467,522	3,560,256	(19,215)	—	301,221	313,999	10,924,041	4.01%
Baron Durable Advantage Fund, Institutional Shares	2,356,622	1,195,451	349,625	469,781	17,896	3,082	—	235,490	3,690,125	1.35%
Baron Emerging Markets Fund, Institutional Shares	6,188,818	3,112,024	907,999	2,010,116	(143,292)	(2,059)	—	538,283	10,259,667	3.76%
Baron Fifth Avenue Growth Fund, Institutional Shares	7,503,384	4,668,963	834,067	4,111,106	90,914	8,395	48,603	302,047	15,540,300	5.70%
Baron FinTech Fund, Institutional Shares	—	4,061,186	127,558	855,856	(724)	—	—	325,323	4,788,760	1.76%
Baron Focused Growth Fund, Institutional Shares	4,899,174	1,900,401	467,065	6,232,557	6,736	—	335,333	282,132	12,571,803	4.61%
Baron Global Advantage Fund, Institutional Shares	5,330,129	5,935,004	388,602	5,109,956	6,828	—	—	306,034	15,993,315	5.87%
Baron Growth Fund, Institutional Shares	16,636,484	11,936,695	875,464	5,708,939	(87,133)	—	1,231,946	306,105	33,319,521	12.22%
Baron Health Care Fund, Institutional Shares	1,261,465	3,777,190	129,084	1,015,111	(731)	—	39,005	313,769	5,923,951	2.17%
Baron International Growth Fund, Institutional Shares	3,587,259	1,833,100	367,679	1,280,822	(11,443)	6,533	—	194,465	6,322,059	2.32%
Baron Opportunity Fund, Institutional Shares	8,105,880	3,783,047	1,109,132	6,623,172	177,078	—	1,081,731	417,380	17,580,045	6.45%
Baron Partners Fund, Institutional Shares	19,248,736	8,239,652	1,796,183	29,959,276	(29,392)	—	1,895,505	329,047	55,622,089	20.40%
Baron Real Estate Fund, Institutional Shares	5,325,135	5,091,664	328,557	2,390,535	(26,035)	4,387	587,137	345,717	12,452,742	4.57%
Baron Small Cap Fund, Institutional Shares	16,561,815	11,681,381	1,105,773	5,297,323	(78,622)	—	2,769,398	830,283	32,356,124	11.87%

	$121,109,830	$81,299,475	$10,823,459	$81,205,696	$(115,219)	$20,338	$9,184,355		$272,676,323

11. COVID-19 RISK

The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and general uncertainty on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

13

Baron WealthBuilder Fund	December 31, 2020

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses[9] (%)		Less: Interest expense (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2020	12.23	(0.04)[2]	7.62	7.58	0.00	(0.24)	(0.24)	19.57	62.45	[4]	0.41		(0.00)[8]	0.41		(0.11)	0.30		(0.29)	44.5	6.65

2019	9.33	(0.03)[2]	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[4]	0.41		(0.02)	0.39		(0.09)	0.30		(0.26)	5.9	22.48

2018	10.00	(0.01)[2]	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[4]		0.90		0.00	0.90		(0.60)	0.30		(0.13)	2.1	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.59	[5,6]	0.00	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00	[7]

TA SHARES

Year Ended December 31,

2020	12.28	(0.01)[2]	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	44.0	6.65

2019	9.35	(0.00)[2,3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.03)	21.4	22.48

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.59		0.00	0.59		(0.54)	0.05		0.05	9.7	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00	[7]

INSTITUTIONAL SHARES

Year Ended December 31,

2020	12.28	(0.01)[2]	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	184.1	6.65

2019	9.35	(0.00)[2,3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.02)	93.8	22.48

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.49		0.00	0.49		(0.44)	0.05		0.12	83.0	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00	[7]

[1]	For the period December 29, 2017 (commencement of operations) to December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized
[8]	Interest expense rounds to less than 0.01%.
[9]	Expenses do not include acquired fund fees and expenses of the Underlying Funds.

14	See Notes to Financial Statements.

December 31, 2020	Baron WealthBuilder Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron WealthBuilder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Baron WealthBuilder Fund (one of the funds constituting Baron Select Funds, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period December 29, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period December 29, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2021

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

15

Baron WealthBuilder Fund	December 31, 2020

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Fund during the year ended December 31, 2020 are listed below.

During the fiscal year ended December 31, 2020, the Fund’s distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

	$—	$2,845,216	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on investment income.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. The information necessary to complete your income tax return for the calendar year ended December 31, 2020 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2021.

SPECIAL MEETING OF SHAREHOLDERS

BARON SELECT FUNDS

Held May 22, 2020

Election of Board of Trustees.

	For	Withhold Authority
Thomas J. Folliard	333,800,661.846	2,932,973.143
Abraham Nachmany	334,086,222.234	2,647,412.755
Raymond Noveck	328,759,367.456	7,974,267.533
Anita Rosenberg	334,159,947.992	2,573,686.997
David A. Silverman	333,533,603.942	3,200,031.047
Marvelle Sullivan	329,535,762.508	7,197,872.481
Alex Yemenidjian	333,685,094.133	3,048,540.823

16

December 31, 2020	Baron WealthBuilder Fund

FUND EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur ongoing expenses. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20201

	Actual Total Return	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	47.27%	$1,000.00	$1,472.70	[3]	0.30%[4]	$1.86
Baron WealthBuilder Fund — TA Shares	47.37%	$1,000.00	$1,473.70	[3]	0.05%[4]	$0.31
Baron WealthBuilder Fund — Institutional Shares	47.47%	$1,000.00	$1,474.70	[3]	0.05%[4]	$0.31

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20201

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.63	[3]	0.30%[4]	$1.53
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.89	[3]	0.05%[4]	$0.25
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.89	[3]	0.05%[4]	$0.25

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

17

Baron WealthBuilder Fund	December 31, 2020

MANAGEMENT OF THE FUND (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 77	Chief Executive Officer, Trustee and Portfolio Manager	17 years	Director, Chairman, and CEO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	17	None.

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 65	Chairman, President, Chief Operating Officer and Trustee	17 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director of Baron Emerging Markets Ltd. (2016-Present).	17	None.
Independent Trustees

Thomas J. Folliard(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 55	Trustee	3 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	17	Director: PulteGroup, Inc. (2012-Present).

Abraham (Avi) Nachmany(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 68	Trustee	<1 year	Independent mutual fund industry consultant (2016-Present); Director of Research E.V.P., Co-Founder Strategic Insight (1986-2015); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-5/2020)	17	None.

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 77	Lead Trustee	16 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None.

Anita Rosenberg(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 56	Trustee	6 years	Advisory Board Member: Impala Asset Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	17	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 70	Trustee	17 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None.

18

December 31, 2020	Baron WealthBuilder Fund

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee
Independent Trustees (continued)

Marvelle Sullivan(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 41	Trustee	<1 year	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Global Head of M&A: Novartis (2009-2017); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present).	17	None.

Alex Yemenidjian(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	13 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	17	Director: Guess?, Inc. (2005-Present); GreenThumb Industries Inc. (2019-Present).

Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	<1 year	Partner: Milbank LLP (2003-2020); Partner and Member Executive Committee (1987-2003); Senior Research Associate: Bristol-Myers Squibb Company (1977-1987); Trustee: Baron Investment Funds Trust, Baron Select Funds (12/2020-Present)		None.
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President and Chief Compliance Officer	5 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 61	Senior Vice President and Co-Chief Investment Officer	17 years	Director, Senior Vice President and Co-Chief Investment Officer : the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President, General Counsel and Secretary	12 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.; Baron Emerging Markets Fund.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 51	Senior Vice President and Co-Chief Investment Officer	17 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 59	Treasurer and Chief Financial Officer	17 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Baron USA Partners Fund Ltd.; Baron Emerging Markets Fund Ltd.	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

19

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

Go Paperless!

It’s fast, simple and a smart way to help the environment.

Enjoy the speed and convenience of receiving Fund documents electronically.

For more information, and to enroll today, go to www.baronfunds.com/edelivery.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 20

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee, Raymond Noveck, Alex Yemenidjian, and Thomas Folliard. Mr. Noveck, Mr. Yemenidjian, and Mr. Folliard are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2020 and December 31, 2019:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2020	2019
Baron Select Funds	$361,716	$327,700

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2020	2019
Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2020	2019
Baron Select Funds	$140,991	$141,102

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2020	2019
Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2020: $33,000

2019: $33,000

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Raymond Noveck, Alex Yemenidjian, and Thomas Folliard

Item 6.	Schedule of Investments.

Included herein under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (2)  Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 4, 2021

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: March 4, 2021